[Final]

SECURITIES REGISTRATION STATEMENT

for NAV sale

VANGUARD INDEX FUNDS

- VANGUARD SMALL-CAP INDEX FUND -

SECURITIES REGISTRATION STATEMENT for NAV sale

To: Director of Kanto Local Finance Bureau

Filing Date of SRS: June 30, 2010

Name of the Registrant Trust:	VANGUARD INDEX FUNDS

Name of Representative:	F. William McNabb III
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Offering or Sale for Registration

Name of the Fund Making	VANGUARD INDEX FUNDS
Offering or Sale of Foreign	VANGUARD SMALL-CAP INDEX FUND
Investment Fund Securities:

Aggregate Amount of Foreign	The approximate amount of the limit: U.S. $1.0
Investment Fund Securities to be	billion (approximately ¥94.1 billion)
Offered or Sold:

Note : The Yen amount is translated for convenience at the rate of $1.00 = ¥94.07 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Yen on April 30, 2010). The same applies hereafter.

Places where a copy of this Securities Registration Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	VANGUARD SMALL-CAP INDEX FUND (hereinafter
referred to as the "Fund")

2.	NATURE OF FOREIGN	Investor Shares (hereinafter referred to as the
	INVESTMENT FUND SECU-	“Shares”)
	RITIES CERTIFICATES:	Registered Shares with par value $0.001 per Share.
Additional offering type (“Tsuikagata”)
No rating has been acquired.

3.	TOTAL AMOUNT OF	The approximate amount of the limit: U.S. $1.0 billion
	OFFERING PRICE:	(approximately ¥94.1 billion)

Note 1: The Yen amount is translated for convenience at the rate of U.S.$1.00 = ¥94.07 (the mean of the exchange rate quotations by The Bank of Tokyo – Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on April 30, 2010). The same applies hereafter.

Note 2: Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all dollar amounts unless otherwise specifically indicated.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share to be calculated on a Fund
Business Day immediately after an application for purchase is received by the Fund .
“Fund Business Day” shall mean a day on which the New
York Stock Exchange is open for business.
A reference for the Issue Price is the PLACE OF
SUBSCRIPTION as set forth in Nr. 9 herein below.

5.	SALES CHARGE:	None.
Account Administration Fee at an annual rate of 0.63%
(0.60% excluding tax) multiplied by the Shareholder's
average account balance shall be assessed upon each
Shareholder quarterly in arrears. For Shareholder
accounts which are redeemed partially or in full prior to
the end of the quarter, the Account Administration Fee
shall be charged in proportion to the period in which
such shareholder holds the shares and assessed at the
time of each redemption. Quarterly assessments shall be
net of any fees charged for partial redemptions during
the quarter.

6.	MINIMUM AMOUNT OR	Minimum shares shall be integral multiples of five (5)
	NUMBER OF SHARES:	shares.

7.	PERIOD OF	From:	July 1, 2010 (Thursday)
	SUBSCRIPTION:	To:	June 30, 2011 (Thursday)
Provided that the subscription is handled only on a Fund
Business Day when sales handling companies are open
for business in Japan, with the exception of a day in
which the next business day is a national holiday in
Japan.

8.	PLACE OF SUBSCRIPTION:	Monex, Inc.
Pacific Century Place Marunouchi 19F,
11-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo
(hereinafter referred to as the “Distributor” or a “Sales
Handling Company”)

Note: The subscription will be handled at the head office and the branch offices in Japan of the above-mentioned Sales Handling Company in Japan and online.

9.	DATE OF PAYMENT:	Investors shall pay the Offering Price to the

Distributor in Japan within four (4) business
days in Japan from and including the day when the
Distributor in Japan confirm the execution of the
application (the “Trade Date”).
The total issue price for each application day for
subscription will be transferred in U. S. Dollars by the
Distributor in Japan to the Fund’s custodian within one
(1) Fund Business Day after the subscription date
(“Payment Date”).

10.	PLACE OF PAYMENT	The subscription is handled at the head office and the
branch offices of the Distributor.

11.	TRANSFER AGENT	Not applicable

12. MISCELLANEOUS

(1) There is no deposit for Subscription.

(2) Outline of Underwriting, etc.

(a) The Distributor undertakes to sell the Shares in accordance with an agreement with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(b) During the offering period, the Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

Note: Sales Handling Company means an intermediary financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c) The Fund has appointed Vanguard Investments Japan, Ltd. as the Agent Company in Japan. Note “The Agent Company” shall mean a sales handling company who is a member of the Japan Securities Dealers Association (“JSDA”) which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per

Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

(3) Method of Subscription:

     Investors who subscribe for Shares shall enter with the Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.

     The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Date of each application.

No interest accrues on the subscription money.

     The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by the Distributor on the Payment Date.

(4) Offerings other than in Japan:

     In parallel with the Offering, Investor Shares are offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund

     VANGUARD SMALL-CAP INDEX FUND (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

The Fund is a sub-fund of Vanguard Index Funds (the “Trust”).

     The Trust was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, diversified management investment company. The Trust currently offers the following funds in Japan.

Vanguard Small-Cap Index Fund

Vanguard Total Stock Market Index Fund

     Each Fund offers one class of Shares (Investor Shares) in Japan. The Trust has the ability to offer additional funds or classes of Shares. There is no limit on the number of full and fractional Shares that may be issued for a single fund or class of shares.

(2) Structure of the Fund

(1) Structure of the Fund:

     Names and related businesses of the related companies of the Fund are as follows:

Trust
Vanguard Index Funds
Vanguard Small-Cap Index Fund
Trustees
(Agreement and Declaration of Trust)
Funds' Service Agreement
Investment Manager, Transfer and Dividend-Paying Agent
The Vanguard Group, Inc.
· Investment manager
· Transfer and dividend-paying agent
Global Custody Agreement
Agent Company Agreement
Shares Distribution and Redemption Agreement
Agent Company
Vanguard Investments Japan Limited.
· Agent company
Custodian
JPMorgan Chase Bank
· custodian
Distributor in Japan
Distributor in Japan

(2)	The name, Role in Management of the Fund and Outline of Agreements of
Affiliated Parties of the Management Company and the Fund:

	Assignment	Companies		Agreements
	1. InvestmentManager,	The Vanguard Group,	·	Investment management and
	Transfer and	Inc.		transfer and dividend-paying
	Dividend-Paying Agent			agency services are provided to the
Fund under the Fifth Amended and
Restated Funds' Service
Agreement (Note 1) dated October
16, 2009.
	2. Custodian	JPMorgan Chase Bank	·	Custody services to the Fund are
provided under a Global Custody
Agreement (Note 2)dated June 25,
2001 (as amended from time to
time).
	3. AgentCompany		·	Agent Company Agreement with
		Vanguard Investments		respect to the sale of the Fund’s
		Japan Limited		Shares in Japan under an Agent
Company Agreement (Note 3)
dated September 26, 2005.

(Note 1) “The Fifth Amended and Restated Funds’ Service Agreement” shall mean the agreement between the Trust and Vanguard by which the Fund entrusted the powers in respect of management and administration, etc. to Vanguard.

(Note 2) “The Global Custody Agreement” shall mean the agreement between the Custodian and the Trust by which the Custodian agrees to provide services such as custody of the assets of the Fund.

(Note 3) “The Agent Company Agreement” shall mean the agreement by which the Agent Company in Japan which was appointed by the Management Company, agrees to distribute the prospectuses regarding the shares of the Fund, publication of the Net Asset Value per Share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’Association.

(C)	Outline of the Trust

Trust	Vanguard Index Funds
1. Law of Place of Incorporation	The Trust was organized as a Pennsylvania business trust in
1975 and was reorganized as a Delaware statutory trust in
July 1998. The Trust is registered with the SEC under the
1940 Act as an open-end, diversified management
investment company.
2. Purpose of the Company	The Trust was established to conduct, operate, and carry on
the business of a management investment company registered
under the 1940 Act through one or more series investing
primarily in securities.
3. Amount of Capital Stock	Not applicable.
4. History of the Company	December 31, 1975	Organization of the Trust as a
Pennsylvania business trust.
	January 23, 1998	Execution of the Agreement and
Declaration of Trust
	January 28, 1998	Reorganization as a Delaware
statutory trust.
	July 19, 2002	Execution of the Amended and
Restated Agreement and Declaration of
Trust
	November 19, 2008	Execution of the Amended and
Restated Agreement and Declaration of
Trust

6. Major Shareholders	As of the date hereof, the following owned of record 5%or
more of the outstanding Investor Shares of the Fund:
National Financial Services LLC, New York, NY (8.03%);
Charles Schwab & Co., Inc., San Francisco, CA (7.03%).
7. Name and Title of	F. William McNabb III, Chairman
Representative

2. INVESTMENT POLICY

(1) Investment Policies

INVESTMENT OBJECTIVE

     The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

INVESTMENT STRATEGIES

     The Fund employs a “passive management” – or indexing - investment approach designed to track the performance of the MSCI® US Small Cap 1750 Index (the “Index”), a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Characteristics of Index Funds

Index funds typically have the following characteristics:

     - Variety of Investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

     - Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

     - Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs, and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

     The following table shows the number of stocks held by the Fund, and the number of stocks in its target index, as of December 31, 2009.

Fund	Number of Stocks Held	Number of Stocks in Target Index
Small-Cap Index Fund	1,748	1,743

     The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926-2009)

	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	-43.1%	-12.4%	-1.4%	3.1%
Average	11.8%	10.1%	10.7%	11.3%

     All market indexes referenced in this document are the exclusive property of their respective owners.

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. Investors can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; investors should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than—and at times have performed quite differently from—the large cap stocks of the S&P 500 Index.

     Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset weighted median market capitalization of the Fund as of December 31, 2009, was:

Vanguard Index Fund	Asset Weighted Medium Market Capitalization
Small Cap	$1.3 billion

     The Fund is also subject to investment style risk, which is the chance that returns from the types of stocks in which it invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

TURNOVER RATE

     Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only in response to redemption requests or to adjust the number of shares held to reflect a change in the fund’s target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds), because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio. The average turnover rate for U.S. stock funds was approximately 106% as reported by Morningstar, Inc., on December 31, 2009.

OTHER INVESTMENT POLICIES AND RISKS

     The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

     The Fund may invest in non-U.S. securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in non-U.S. securities.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

     The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

     The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

FREQUENT TRADING AND MARKET TIMING

Background

     Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding non-U.S. securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading.

     The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except for certain cases, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in “Part III-III 1.(2) Valuations of Assets”. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

(2) Objects of Investment

     The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

     Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority, with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as the term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. Dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

     A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. Dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipt facilities are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

     For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

     Derivatives. A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted is the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

     Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.” Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investment in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading of “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions

* U.S. Pat. No. 6,879, 964 B2; 7,337,138

     Non-U.S. Securities. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as non-U.S. corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Non-U.S. securities may trade in U.S.

or non-U.S. securities markets. A fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for non-U.S. securities. Direct investments in non-U.S. securities may be made either on non-U.S. securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

     Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many non-U.S. countries. As a result, there is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a Fund that invests primarily in non-U.S. securities will be somewhat greater than the expenses for the Fund that invests primarily in U.S. securities. Certain non-U.S. governments levy withholding taxes against dividend and interest income from non-U.S. securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of non-U.S. withholding taxes will reduce the income received from the companies making up the Fund.

     The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Non-U.S. Securities —

Non-U.S. Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     Non-U.S. Securities – Non-U.S. Currency Transactions. The value in U.S. Dollars of a fund’s non-dollar-denominated non-U.S. securities may be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in non-U.S. currency transactions in connection with its investments in non-U.S. securities. A fund will not speculate in non-U.S. currency exchange and will enter into non-U.S. currency transactions only to attempt to “hedge” the currency risk associated with investing in non-U.S. securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell non-U.S. currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of non-U.S. currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such non-U.S. currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular non-U.S. currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of non-U.S. currency approximating the value of some or all of its portfolio securities denominated in such non-U.S. currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a non-U.S. currency, a fund may enter into a forward contract to buy that non-U.S. currency for a fixed dollar amount.

     A fund may also attempt to hedge its non-U.S. currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one non-U.S. currency will enter into a forward currency contract to buy or sell a different non-U.S. currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain non-U.S. currencies.

     A fund may hold a portion of its assets in bank deposits denominated in non-U.S. currencies, so as to facilitate investment in non-U.S. securities as well as protect against currency fluctuations and the need to convert such assets into U.S. Dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. Dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a non-U.S. currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of non-U.S. currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because non-U.S. currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a non-U.S. currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, non-U.S. currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with certain requirements described under the heading “Borrowing.” An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike price”) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as the term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading “Borrowing”.

     The Fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator”. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or non-U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     Futures Contracts and Options on Futures Contracts – Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

     The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     The Fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

     The Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in prepayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     Investing for Control. The Vanguard funds invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of the company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

     Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is

“in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Non-U.S. Securities – Non-U.S. Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through non-U.S. government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in non-U.S. securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed- end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

     Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating the Fund. The aggregate amount of any such agreements is not limited, except to the extent required by the law.

     The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debit instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the “1933 Act”); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund’s board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. Although the Fund’s advisor monitors the liquidity of restricted securities, the Fund's board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

     Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     Securities Lending. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

     The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market" on a daily basis), (3) the loan be made subject to termination by the Fund at any time, and (4) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

     Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, non-U.S. currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions.

When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

(3) Structure of the Management

(i) Structure of the Investment Management

     Vanguard serves as investment advisor to the Fund through its Quantitative Equity Group (“QEG”). As of April 30, 2010, Vanguard served as advisor for approximately $1.1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     The manager primarily responsible for the day-to-day management of the Fund is listed in section (3)(iii).

(ii) Decision-Making Process of the Investment Management Policy

     The Fund has an investment objective as well as primary investment strategies and policies that it uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.

     The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses the replication method of indexing, meaning that the Fund holds the same stocks as its target index, and in approximately the same proportions.

(iii) Duties and Powers

     As stated above, Vanguard, through QEG, serves as investment advisor to the Fund. The manager primarily responsible for the day-to-day management of the Fund is: Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987, and has managed the Small-Cap Index Fund since 1991.

     As stated above, the Fund’s officers and board of trustees oversee the Fund’s management.

(4) Distribution Policy:

     The Fund distributes to Shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distribution generally occur annually in December. In addition, the Fund may occasionally make supplemental distributions at some other time during the year.

     Investors in Japan will receive distributions of income dividends or capital gains in cash.

(5) Investment Limitations:

     The Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

(1) Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund

(2) Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(3) Diversification. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government or its agencies or instrumentalities.

(4) Industry Concentration. The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

(5) Investment Objective. The investment objective of the Fund may not be materially changed without a shareholder vote.

(6) Loans. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rule thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(7) Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured real estate or interests in real estate.

(8) Senior Securities. The Fund may not issue senior securities, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(9) Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

     Compliance with the fundamental policies set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details see “Objects of Investment.”

     None of these policies prevents the Fund from having an ownership interest in Vanguard. As a part of owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.

Investment Policies Relating to the Sale of Investor Shares of the Fund in Japan.

In connection with the offering of its Investor Shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund may not:

(1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund’s net assets;

(2) together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting shares of any issuer;

(3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and

(4) sell securities short at any time in excess of its net asset value.

     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (i) Shares of the Fund are qualified for offer or sale in Japan and (ii) the undertaking is required by the “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

3. INVESTMENT RISKS

(1) Primary Risks

An investment in the Fund could lose money over short or even long periods.

Investors should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

     U.S. Federal Tax Treatment of Futures Contracts. The Fund generally must recognize for U.S. federal income tax purposes, as of the end of each taxable year, its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the Fund.

     In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income-- i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to Shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

     U.S. Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund that is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S.

dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described within this policy.

     Tax Matters — Foreign Tax Credit. Non-U.S. governments may withhold taxes on dividends and interest paid with respect to non-U.S. securities held by a fund. Non-U.S. governments may also impose taxes on other payments or gains with respect to non-U.S. securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of non-U.S. issuers, the fund may elect to pass through non-U.S. taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

(2) Management Structure for the Risks

     The Fund Compliance Group regularly reviews the Fund’s investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

4. FEES AND TAX

(1) Sales Charge

(a) Sales charge in overseas markets:

No sales charge will be charged in overseas markets.

(b) Sales charge in Japan:

No sales charge will be charged in Japan.

(2) Repurchase charge

(a) Repurchase charge in overseas markets:

No repurchase charge will be charged in overseas markets.

(b) Repurchase charge in Japan:

No repurchase charge will be charged in Japan.

(3) Management Fee, etc.:

Trustee Fees

     The same individuals serve as trustees of all 161 U.S. registered Vanguard funds, and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways.

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     “Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

     Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Vanguard Index Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INDEX FUNDS TRUSTEES’ COMPENSATION TABLE

Name of Trustee	Aggregate	Pension or	Accrued Annual	Total
	Compensation	Retirement	Retirement Benefit	Compensation
	from the Funds	Benefits Accrued	at January 1, 2009	from All Vanguard
	(1)	as Part of the	(2)	Funds Paid to
		Funds’ Expenses		Trustees (3)
		(1)
F. William McNabb	N/A	N/A	N/A	N/A
Emerson U.	$53,359	N/A	N/A	$200,000
Fullwood
Rajiv L. Gupta	$53,359	N/A	N/A	$194,300
Amy Gutmann	$53,359	N/A	N/A	$200,000
JoAnn Heffernan	$53,359	$1,231	$3,158	$200,000
Heisen
F. Joseph	$13,713	N/A	N/A	$51,400
Loughrey
(4)
André F. Perold	$53,359	N/A	N/A	$200,000
Alfred M. Rankin,	$61,363	$1,490	$6,189	$230,000
Jr.
Peter Volanakis(5)	$53,359	N/A	N/A	$194,300

(1) The amounts shown in this column are based on the Funds’ fiscal year ended December 31, 2009. Each Fund within the Trust is responsible for a proportionate share of these amounts.

(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as trustee of the Vanguard funds for the 2009 calendar year.

(4) Mr. Loughrey became a member of the Funds’ board effective October 2009. (5) Mr. Volanakis became a member of the Funds’ board effective July 2009.

Management Expenses

     The Fund’s total annual operating expenses for Investor Shares as of December 31, 2009, were 0.28% of net assets.

     At December 31, 2009, the Fund had contributed 0.01% of its net assets to Vanguard for office space, facilities, and equipment to allow Vanguard to supply the Fund with investment advisory, corporate management, administrative, marketing and distribution services.

     The Fund incurred $473,000 in investment advisory expenses for the period ended on December 31, 2009.

(4) Other Expenses

Account Administration Fee

     In Japan, an Account Administration Fee at the rate of 0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

     The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

1. At the end of each calendar quarter, the Shareholder's average daily account will be calculated in respect of the Fund. This initial calculation is in Yen.

2. A fee of one quarter of the 0.63% (0.60% excluding tax)annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)

3. Please confirm with the Agent company or the Distributor as to the method of collecting the Account Administration Fee.

(5) Tax Treatment of Shareholders in Japan

Tax treatment of shareholders in Japan is as follows.

I Funds classified under Japanese tax law as publicly offered, foreign, government and corporate bond investment trusts

(1) Distributions to be made by such a fund will be treated as distributions made by a publicly offered, domestic, government and corporate bond investment trust.

(2) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by a fund to individual Japanese unitholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) Capital gains and losses arising from purchase, sale, and repurchase of units are treated in the same way as those arising from purchase and sale of a publicly offered, domestic, public and corporate bond investment trust. No tax is levied on individual unitholders for their capital gains.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office, or their permanent entity in the State of Delaware, U.S.A., are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A., in connection with their investment in units of the Fund.

II Funds classified under Japanese tax law as publicly offered, foreign share investment trusts

(1) Units may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic, share investment trusts.

(3) Distributions of funds to be paid to Japanese individual unitholders are subject to tax concerning distributions from the Listed Shares etc. (which means those listed shares etc. provided for in the Special Taxation Measures Law, hereinafter the same), and withholding tax at 10% (7% income tax and 3% residential tax) will be levied (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2012).

     Although Japanese individual unitholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment (the same taxation rate as the withholding taxation rate will apply when self-assessed separate taxation treatment is selected), no additional tax will be levied in addition to withholding tax when non tax declaration treatment is selected.

     When self-assessed separate taxation treatment is selected or distributions from funds are received in withholding tax selected account on and after January 1, 2010, distributions may be set off against transfer losses from the Listed Shares etc. (including carried over losses).

(4) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders are subject to withholding tax at 7% (income tax only) (the taxation rate will be 15% on and after January 1, 2012). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5) When Japanese individual unitholders transfer their units by requesting repurchase or other method, the transfer profits are subject to tax concerning transfer profits from the Listed Shares etc., and the transfer profits or losses of units, which is the amount (in yen) of the transfer price of the units minus the unitholder’s acquisition cost (in yen) (hereinafter the same), will be subject to withholding tax at 10% (7% income tax and 3% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2012). When a tax declaration is filed concerning transfer profits or losses of units, the transfer profits or losses is subject to self-assessed separate taxation treatment and the same taxation rate as the withholding taxation rate will apply. When non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

     Transfer losses or profits may be set off against transfer profits or losses from other shares etc. (transfer profits or losses may be set off against transfer profits or losses from other than the Listed Shares etc. only when a tax declaration is filed concerning transfer profits or losses of units) and distribution income from the Listed Shares etc. (only when a tax declaration is filed concerning transfer profits or losses of units or distributions of funds are received in withholding tax selected account on and after January 1, 2010). When self-assessed separate taxation treatment is selected, losses may be carried over for three years from the following year.

(6) When individual unitholders receive redemption of the fund, the same tax treatment as (5) will apply.

(7) In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware, U.S.A., are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A., in connection with their investment in Units.

III This Fund will be treated as a publicly offered, foreign share fund under the tax law. However, there is a possibility that taxes described above may be treated differently in future as a result of judgments of tax authorities.

IV The treatment of taxes as set out in I through III above may change as a result of changes in tax regimes, etc.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

VANGUARD SMALL-CAP INDEX FUND (Includes All Share Classes)

			(As of April 30, 2010 )
Type of Assets	Name of Country	Market Value	Investment Ratio (%)
		Total Dollar
	United States	20,704,894,950	99.46
Common Stock	China	22,483,823	0.11
	Sub-Total	20,727,378,773	99.57
Cash, Deposits, and Other Assets (after liabilities)		89,434,485	0.43
Total (Net Asset Value)		20,816,813,258	100.00
		1,955,427.35	Million JPY

** Total Net Assets for Investor Shares: $[7,236,004,467.12] (as of the end of April 2010)

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Investment Assets

(a) Names of Major Portfolio Equity Shares

No.	Name of Company	Country	Business	(# of Shares)
1.	WHITING PETROLEU	US	Energy	711,551.00
2.	SIRIUS XM RADIO	US	Consumer Discretionary	53,993,344.00
3.	ASHLAND INC	US	Materials	995,875.00
4.	ROVI CORP	US	Information Technology	1,442,103.00
5.	LIBERTY-CAP A	US	Consumer Discretionary	1,263,203.00
6.	UAL CORP	US	Industrials	2,337,533.00
7.	PHILLIPS-VAN HEU	US	Consumer Discretionary	799,593.00
8.	MSCI INC-A	US	Financials	1,448,075.00
9.	VALEANT PHARMACE	US	Health Care	1,081,012.00
10.	OSHKOSH CORP	US	Industrials	1,252,070.00
11.	OSI PHARMACEUTIC	US	Health Care	812,287.00
12.	E*TRADE FINANCIA	US	Financials	27,554,597.00
13.	JONES LANG LASAL	US	Financials	585,244.00
14.	CORE LABS NV	US	Energy	305,426.00
15.	TUPPERWARE BRAND	US	Consumer Discretionary	889,144.00
16.	AMERICREDIT CORP	US	Financials	1,867,154.00
17.	ITRON INC	US	Information Technology	561,281.00
18.	WADDELL & REED	US	Financials	1,194,328.00
19.	BIG LOTS INC	US	Consumer Discretionary	1,156,411.00
20.	ALEXANDRIA REAL	US	Financials	617,978.00
21.	CAMDEN PROP TR	US	Financials	897,704.00
22.	CONTINENTAL AI-B	US	Industrials	1,936,872.00
23.	ESSEX PROPERTY	US	Financials	407,388.00
24.	AGL RESOURCES	US	Utilities	1,082,751.00
25.	COMMSCOPE INC	US	Information Technology	1,312,041.00
26.	TENET HEALTHCARE	US	Health Care	6,730,174.00
27.	ARES CAPITAL COR	US	Financials	2,649,748.00
28.	DOMTAR CORP	US	Materials	587,231.00
29.	GENTEX CORP	US	Consumer Discretionary	1,928,092.00
30.	MICROS SYSTEMS	US	Information Technology	1,114,542.00

					(As of end of April 2010)
		Cost Basis (USD)		Market Value (USD)
		Price per		Price per		Investment
No.	Name of Company	Share	Total	Share	Total	Ratio (%)
1.	WHITING PETROLEU	45.45	32,337,261.80	90.33	64,274,401.83	0.31
2.	SIRIUS XM RADIO	0.30	16,341,713.75	1.18	63,712,145.92	0.31
3.	ASHLAND INC	14.59	14,533,650.06	59.56	59,314,315.00	0.28
4.	ROVI CORP	20.17	29,091,255.08	38.98	56,213,174.94	0.27
5.	LIBERTY-CAP A	18.18	22,968,041.69	44.27	55,921,996.81	0.27
6.	UAL CORP	10.24	23,940,287.75	21.58	50,443,962.14	0.24
7.	PHILLIPS-VAN HEU	36.95	29,545,083.57	63.01	50,382,354.93	0.24
8.	MSCI INC-A	29.24	42,346,737.15	34.65	50,175,798.75	0.24
9.	VALEANT PHARMACE	17.86	19,304,679.55	45.00	48,645,540.00	0.23
10.	OSHKOSH CORP	14.59	18,271,604.48	38.62	48,354,943.40	0.23
11.	OSI PHARMACEUTIC	34.98	28,417,036.98	58.67	47,656,878.29	0.23
12.	E*TRADE FINANCIA	1.99	54,837,031.65	1.68	46,291,722.96	0.22
13.	JONES LANG LASAL	41.06	24,031,553.50	78.88	46,164,046.72	0.22
14.	CORE LABS NV	56.62	17,294,698.84	149.89	45,780,303.14	0.22
15.	TUPPERWARE BRAND	28.69	25,506,202.49	51.07	45,408,584.08	0.22
16.	AMERICREDIT CORP	14.65	27,358,518.05	23.94	44,699,666.76	0.21
17.	ITRON INC	59.40	33,338,709.85	79.61	44,683,580.41	0.21
18.	WADDELL & REED	24.71	29,510,879.89	37.12	44,333,455.36	0.21
19.	BIG LOTS INC	17.54	20,282,387.64	38.20	44,174,900.20	0.21
20.	ALEXANDRIA REAL	62.11	38,380,507.13	70.81	43,759,022.18	0.21
21.	CAMDEN PROP TR	39.29	35,273,990.40	48.43	43,475,804.72	0.21
22.	CONTINENTAL AI-B	15.65	30,302,495.80	22.35	43,289,089.20	0.21
23.	ESSEX PROPERTY	81.39	33,157,884.56	105.82	43,109,798.16	0.21
24.	AGL RESOURCES	30.89	33,450,441.67	39.51	42,779,492.01	0.21
25.	COMMSCOPE INC	29.15	38,246,428.08	32.58	42,746,295.78	0.21
26.	TENET HEALTHCARE	5.13	34,533,721.72	6.25	42,063,587.50	0.20
27.	ARES CAPITAL COR	10.64	28,183,535.26	15.86	42,025,003.28	0.20
28.	DOMTAR CORP	57.10	33,529,671.98	70.84	41,599,444.04	0.20
29.	GENTEX CORP	18.25	35,189,049.56	21.49	41,434,697.08	0.20
30.	MICROS SYSTEMS	20.19	22,503,599.02	37.16	41,416,380.72	0.20

(b) Investment Properties Not Applicable.

(c) Other major Investment Assets Not Applicable.

(3) Results of Past Operations

(a) Record of Changes in Net Assets

VANGUARD SMALL CAP INDEX FUND – INVESTOR SHARES

		Total Net Asset Value		Net Asset Value per Share
		US$	Yen
		(millions)	(millions)	US$	Yen
	The 39th Fiscal Year Ended
	on December 31, 1999	3,553	333,751	23.60	2,217
	The 40th Fiscal Year Ended
	on December 31, 2000	3,577	336,005	19.44	1,826
	The 41st Fiscal Year Ended
	on December 31, 2001	3,545	333,000	19.82	1,862
	The 42nd Fiscal Year Ended
	on December 31, 2002	2,943	276,451	15.66	1,471
	The 43rd Fiscal Year Ended
	on December 31, 2003	4,871	457,557	22.60	2,123
	The 44th Fiscal Year Ended
	on December 31, 2004	6,247	586,812	26.83	2,520
	The 45th Fiscal Year Ended
	on December 31, 2005	5,902	554,404	28.52	2,679
	The 46th Fiscal Year Ended
	on December 31, 2006	6,808	639,509	32.62	3,064
	The 47th Fiscal Year Ended
	on December 31, 2007	6,214	583,712	32.58	3,060
	The 48th Fiscal Year Ended
	on December 31, 2008	4,050	380,437	20.40	1,916
	The 49th Fiscal Year Ended
	on December 31, 2009		0		0
2009 End of	January	3,673	345,023	18.31	1,720
	February	3,238	304,162	16.12	1,514
	March	3,543	332,812	17.64	1,657
	April	4,223	396,688	20.86	1,959
	May	4,433	416,414	21.64	2,033
	June	4,593	431,443	21.89	2,056
	July	5,108	479,820	24.01	2,255
	August	5,344	502,015	25.08	2,356
	September	5,722	537,508	26.67	2,505
	October	5,343	501,931	24.90	2,339

	November	5,508	517,396	25.73	2,417
	December	5,913	555,466	27.49	2,582
2010 End of	January	5,757	540,758	26.57	2,496
	February	6,081	571,221	27.89	2,620
	March	6,695	628,898	30.14	2,831
	April	7,236	679,714	31.81	2,988

Footnote: We used the F/X rate from 4/30/2010.

(b) Record of Distributions Paid

VANGUARD SMALL CAP INDEX FUND – INVESTOR SHARES

	Total
	Distributions
	US$	Yen
The 39th Fiscal Year (1/1/99-12/31/99)	2.347	220.465
The 40th Fiscal Year (1/1/00-12/31/00)	3.285	308.576
The 41th Fiscal Year (1/1/01-12/31/01)	0.225	21.135
The 42nd Fiscal Year (1/1/02-12/31/02)	0.192	18.036
The 43rd Fiscal Year (1/1/03-12/31/03)	0.204	19.163
The 44th Fiscal Year (1/1/04-12/31/04)	0.265	24.893
The 45th Fiscal Year (1/1/05-12/31/05)	0.290	27.241
The 46th Fiscal Year (1/1/06-12/31/06)	0.359	33.723
The 47th Fiscal Year (1/1/07-12/31/07)	0.412	38.701
The 48th Fiscal Year (1/1/08-12/31/08)	0.404	37.950
The 49th Fiscal Year (1/1/09-12/31/09)	0.276	25.926
2009 End of January	-	-
February	-	-
March	0.007	0.658
April	-	-
May	-	-
June	-	-
July	-	-
August	-	-
September	-	-
October	-	-
November	-	-
December	0.269	25.269
2010 End of January	-	-
February	-	-
March	0.004	0.376
April	-	-

Footnote: We used the F/X rate from 4/30/2010.

(c) Record of Changes in Annual Return

Fiscal Year	Annual Return
40th Fiscal Year	-3.71%
(1/1/00 – 12/31/00)
41st Fiscal Year	3.11%
(1/1/01 – 12/31/01)
42nd Fiscal Year	-20.02%
(1/1/02 – 12/31/02)
43rd Fiscal Year	45.62%
(1/1/03 – 12/31/03)
44th Fiscal Year	19.89%
(1/1/04 – 12/31/04)
45th Fiscal Year	7.38%
(1/1/05 – 12/31/05)
46th Fiscal Year
(1/1/06 – 12/31/06)	15.63%
47th Fiscal Year
(1/1/07 – 12/31/07)	7.76%
48th Fiscal Year
(1/1/08 – 12/31/08)	-36.14%
49th Fiscal Year
(1/1/09 – 12/31/09)	36.11%

(Note) Annual Return (%) = 100 x (a – b) / b

a = Net Asset Value per share at the end of the fiscal year including total amount of distributions made during such fiscal year.

b = Net Asset Value per share after distribution at the end of the previous fiscal year.

(d) Miscellaneous (Investor Shares)

(i) Total Return

     Total Return reflects the past performance and cannot be used to predict the future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. The annual average return includes the fluctuation of the price of the shares, distribution and capital gains.

				(as of the end of April 2010)
past 1 month	past 1 year	past 3 years	past 5 years	past 10 years	since the
					establishment*
5.54%	53.99%	-1.40%	6.63%	5.84%	10.47%

* The date of the establishment is October 3, 1960.

(ii) Annual performance

Year	Capital Return	Income Return	Total Return
2009	34.76%	1.36%	36.12%
2008	-37.38%	1.31%	-36.07%
2007	-0.12%	1.28%	1.16%
2006	14.38%	1.26%	15.64%
2005	6.30%	1.06%	7.36%
2004	18.72%	1.18%	19.90%
2003	44.32%	1.31%	45.63%
2002	-20.99%	0.97%	-20.02%
2001	1.95%	1.15%	3.10%
2000	-3.88%	1.21%	-2.67%
1999	21.79%	1.34%	23.13%
1998	-3.97%	1.36%	-2.61%
1997	23.18%	1.41%	24.59%
1996	16.63%	1.48%	18.12%
1995	27.19%	1.55%	28.74%
1994	-1.94%	1.43%	-0.51%
1993	17.38%	1.32%	18.70%
1992	16.69%	1.52%	18.20%
1991	43.04%	2.22%	45.26%
1990	-19.77%	1.64%	-18.13%
1989	9.43%	1.11%	10.54%
1988	24.04%	0.59%	24.63%
1987	-6.98%	-0.00%	-6.98%
1986	0.19%	-0.00%	0.19%
1985	21.47%	1.56%	23.03%
1984	-25.17%	-0.00%	-25.17%
1983	18.17%	-0.00%	18.17%
1982	43.48%	2.97%	46.45%
1981	-2.88%	0.00%	-2.88%

(iii) Monthly performance

	Net Asset		Net Asset		Net Asset		Net Asset
	Value in		Value in		Value in		Value in
	dollar (%)		dollar (%)		dollar (%)		dollar (%)
June, 1990	0.27	April, 1992	-3.04	February,1994	-0.37	December,	2.81
						1995
July, 1990	-4.27	May, 1992	1.18	March, 1994	-5.07	January,	0.16
						1996
August,	-12.91	June, 1992	-4.80	April, 1994	0.72	February,	3.43
1990						1996
September,	-8.85	July, 1992	3.58	May, 1994	-0.84	March, 1996	1.87
1990
October,	-5.96	August, 1992	-2.44	June, 1994	-3.26	April, 1996	5.59
1990
November,	7.84	September,	1.69	July, 1994	1.75	May, 1996	3.93
1990		1992
December,	4.54	October,	3.17	August, 1994	5.50	June, 1996	-3.79
1990		1992
January,	8.58	November,	6.98	September,	-0.31	July, 1996	-8.45
1991		1992		1994
February,	11.38	December,	3.36	October,	-0.38	August, 1996	5.94
1991		1992		1994
March, 1991	6.91	January,	3.77	November,	-3.92	September,	3.76
		1993		1994		1996
April, 1991	-0.44	February,	-1.85	December,	2.57	October,	-1.45
		1993		1994		1996
May, 1991	4.36	March, 1993	3.07	January,	-1.00	November,	4.36
				1995		1996
June, 1991	-5.45	April, 1993	-2.84	February,	3.64	December,	2.41
				1995		1996
July, 1991	3.69	May, 1993	4.25	March, 1995	2.15	January,	2.27
						1997
August,	4.08	June, 1993	0.27	April, 1995	2.23	February,	-2.46
1991						1997
September,	0.42	July, 1993	0.93	May, 1995	1.87	March, 1997	-4.74
1991
October,	2.74	August, 1993	4.23	June, 1995	4.95	April, 1997	0.37
1991
November,	-4.94	September,	2.85	July, 1995	5.82	May, 1997	11.08
1991		1993
December,	8.05	October,	2.59	August, 1995	2.15	June, 1997	5.24
1991		1993
January,	7.96	November,	-2.88	September,	1.72	July, 1997	5.43
1992		1993		1995
February,	3.50	December,	3.29	October,	-4.34	August, 1997	2.24
1992		1993		1995
March, 1992	-3.38	January,	3.64	November,	3.93	September,	7.26
		1994		1995		1997

	Net Asset		Net Asset		Net Asset		Net Asset
	Value in		Value in		Value in		Value in
	dollar (%)		dollar (%)		dollar (%)		dollar (%)
October,	-4.42	August, 1999	-3.79	June, 2001	4.19	April, 2003	9.36
1997
November,	-0.52	September,	-0.14	July, 2001	-5.31	May, 2003	9.54
1997		1999
December,	1.66	October,	0.37	August, 2001	-3.23	June, 2003	2.01
1997		1999
January,	-1.60	November,	5.98	September,	-13.47	July, 2003	5.36
1998		1999		2001
February,	7.49	December,	11.46	October,	5.79	August, 2003	4.83
1998		1999		2001
March,	4.15	January,	-1.69	November,	7.75	September,	-1.64
1998		2000		2001		2003
April, 1998 0.50		February,	16.51	December,	6.05	October,	8.11
		2000		2001		2003
May, 1998	-5.36	March, 2000	-6.69	January,	-1.06	November,	3.77
				2002		2003
June, 1998	-0.16	April, 2000	-5.96	February,	-2.70	December,	2.40
				2002		2003
July, 1998	-7.98	May, 2000	-5.78	March, 2002	8.02	January,	3.94
						2004
August,	-19.29	June, 2000	9.29	April,	0.92	February,	1.36
1998				2002		2004
September,	7.53	July, 2000	-3.38	May,	-4.33	March, 2004	1.18
1998				2002
October,	4.21	August, 2000	7.60	June,	-4.52	April, 2004	-4.77
1998				2002
November,	5.31	September,	-2.98	July,	-15.05	May, 2004	1.92
1998		2000		2002
December,	6.23	October,	-4.34	August, 2002	-0.25	June, 2004	4.06
1998		2000
January,	1.23	November,	-10.27	September,	-7.20	July, 2004	-5.88
1999		2000		2002
February,	-8.11	December,	8.61	October,	3.21	August, 2004	-0.35
1999		2000		2002
March,	1.48	January,	5.25	November,	8.88	September,	4.21
1999		2001		2002		2004
April, 1999	8.87	February,	-6.60	December,	-5.59	October,	2.23
		2001		2002		2004
May, 1999	1.67	March, 2001	-4.87	January,	-2.75	November,	7.57
				2003		2004
June, 1999	5.83	April, 2001	7.76	February,	-3.02	December,	3.62
				2003		2004
July, 1999	-2.24	May, 2001	2.45	March,	1.22
				2003

	Net Asset		Net Asset		Net Asset		Net Asset
	Value in		Value in		Value in		Value in
	dollar (%)		dollar (%)		dollar (%)		dollar (%)
January,	-3.58	January,	7.85	January,	2.39	January,	-6.23
2005		2006		2007		2008
February,	2.09	February,	-0.16	February,	-0.12	February,	-2.65
2005		2006		2007		2008
March,	-2.26	March,	4.18	March,	1.22	March,	-0.54
2005		2006		2007		2008
April, 2005	-4.61	April,	0.03	April,	2.67	April,	5.48
		2006		2007		2008
May, 2005	6.17	May, 2006	-4.94	May, 2007	4.41	May, 2008	5.16

June, 2005	3.52	June, 2006	0.20	June, 2007	-1.60	June, 2008	-8.90

July, 2005	6.25	July, 2006	-3.31	July, 2007	-5.76	July, 2008	1.67

August,	-1.67	August,	2.27	August,	-1.34	August,	3.13
2005		2006		2007		2008

September,	0.71	September,	0.86	September,	2.15	September,	-9.41
2005		2006		2007		2008

October,	-3.23	October,	5.20	October,	2.62	October,	-21.56
2005		2006		2007		2008

November,	4.61	November,	3.10	November,	-6.79	November,	-11.45
2005		2006		2007		2008

December,	-0.06	December,	0.01	December,	-1.96	December,	5.58
2005		2006		2007		2008

	Net Asset		Net Asset	Net Asset	Net Asset
	Value in		Value in	Value in	Value in
	dollar (%)		dollar (%)	dollar (%)	dollar (%)
January,	-10.25	January,	-3.35
2009		2010

February,	-11.96	February,	4.97
2009		2010

March,	-9.48	March,	8.07
2009		2010

April, 2009	18.25	April,	5.54
		2010
May, 2009	3.74

June, 2009	1.16

July, 2009	9.68

August,	4.46
2009

September,	6.34
2009

October,	-6.64
2009

November,	3.33
2009

December,	6.84
2009

     (iv) The contents of the portfolio (as of the end of April 2010) Fund Asset Allocation Cash 0% Shares 100% Characteristics of Shares

The number of the shares	1,731
The aggregate market value	1.0 billion dollars
PER	37.4x
PBR	2.0x
ROE	10.2%
The rate of gain	4.3%
The fluctuation of sell and purchase (as of fiscal	13.7%
year end December 31, 2009)
Cash ratio	0.1%

(v) Risk analysis (as of the end of April 2010)

R Squared	1.00
Beta	1.00

* R Squared and Beta are calculated from trailing 36-month fund returns relative to the MSCI® US Small Cap 1750 Index.

* “R Squared” is a measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by the fund’s target index or by an overall market index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-Squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-Squared would be 0.

* “Beta” is a measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of the fund’s target index or an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable the beta is as an indicator of volatility.

6. SUMMARY OF THE PROCEDURES

[The summary of "II. PROCEDURES, ETC." referred to in Part III below is stated here.]

7. SUMMARY OF MANAGEMENT AND ADMINISTRATION

[The summary of "III. MANAGEMENT AND ADMINISTRATION" referred to in Part III below is stated here.]

II. FINANCIAL HIGHLIGHTS

[Omitted]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT

FUND SECURITIES

1. Transfer of the Shares

     The transfer agent for the Shares is The Vanguard Group, Inc., whose mailing address is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of Shares.

2. There are no annual Shareholders' meetings. Special Shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION ON THE FUND

[The headings of sections/clauses/paragraphs under PART III DETAILED

INFORMATION OF THE FUND are set out here.]

PART III DETAILED INFORMATION OF THE FUND

I. ADDITIONAL INFORMATION OF THE FUND

1. HISTORY OF THE FUND

December 31, 1975:	Execution of the Declaration of Trust
Established as a Pennsylvania business trust
January 23, 1998:	Execution of the Agreement and Declaration of Trust
January 28, 1998:	Reorganized as a Delaware statutory trust
July 19, 2002	Execution of Amended and Restated Agreement and Declaration of
Trust
November 19, 2008	Execution of Amended and Restated Agreement and Declaration of
Trust

2. OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED

     The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the 1940 Act, as amended, the United States Internal Revenue Code of 1986, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.

     The substance of the governing law is as follows: a. Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware Statutory Trusts") NOTE: This chapter was amended, effective 9/1/2002 to change the term “business trust” to “statutory trust”.

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.

b. Delaware Common Law

     Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.

c. Investment Company Act of 1940

     The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

d. Securities Act of 1933

     The 1933 Act regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e. Securities Exchange Act of 1934

     The 1934 Act regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f. The Internal Revenue Code of 1986

     The Code provides for the qualification of a fund to be treated as a regulated investment company.

3. OUTLINE OF THE SUPERVISORY AUTHORITY

     The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

(a) The SEC

(i) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(ii) Suspension or revocation of registration as a registered investment company

   (Section 8 of the 1940 Act)

   An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(iii) Supervision of changes in trustees and officers

   (Section 9(b) of the 1940 Act)

   The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

(iv) Examination of registration statement

   (Sections 5, 8 and 10 of the 1933 Act)

   In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(v) Supervision of the business

   (Section 12 of the 1940 Act)

   The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(vi) Acceptance of periodic reports

   (Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

(b) State Securities Supervisory Authorities

(i) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(ii) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(iii) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in a fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES)

(a) Sales in the United States

Investors buy Shares at the Fund's NAV determined as of their “Trade Date”. Purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a Trade Date of the same day, and purchase requests received after that time receive a Trade Date of the first business day following the date of receipt.

(b) Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in “7. Period of Subscription, Part I Information Concerning Securities” of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.

The issue price for Shares during the subscription period shall be, in principal, the NAV per Share next calculated after the Fund has received such application. The Trade Date in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Date. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.63% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

Shareholders will receive from the Sales Handling Company a certificate of safe keeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Date and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.

In addition, the Sales Handling Companies in Japan who are members of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

2. PROCEDURES FOR REPURCHASE OF SHARES

(a) Repurchase in the United States

Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the Fund's next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as the request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), shares are redeemed at that day’s NAV. This is known as the investor’s Trade Date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder’s cost, depending on the market value of the securities held by the Fund.

(b) Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to Vanguard. One share is acceptable as the minimum redemption amount.

The price a Shareholder in Japan will receive is the NAV next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Date. As to the Account Administration Fee, the Distributor shall have the right to redeem shares from the Fund in respect of which the Account Administration Fee is collected. Please refer to the Distributor for details of procedures of redemption of the shares.

(c) Suspension of Repurchase

The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

The Trust has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

III. MANAGEMENT AND ADMINISTRATION

1. OUTLINE OF MANAGEMENT OF ASSETS, ETC.

(1) Valuation of Assets

     Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds non-U.S. securities that trade on non-U.S. markets that are open.

     Stocks held by a Vanguard fund are valued at their “market value” when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any non-U.S. securities held by a fund are converted into U.S. Dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

     When a fund determines that pricing service information or reliable market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its “fair-value” (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with non-U.S. securities, which may trade on non-U.S. exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of non-U.S. securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the Fund’s NAV.

     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard’s fund share prices are published daily on www.vanguard.com/prices

(2) Conversion of Shares

In Japan, Shares cannot be converted to securities of other classes or series of the Trust.

(3) Custody of Shares:

To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.

(4) Duration Period:

Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time.

(5) Fiscal Year:

The accounts of the Fund will be closed each year on December 31.

(6) Miscellaneous:

(a) Dissolution of Fund

The Trust may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders of that series.

(b) Procedures Concerning the Changes of Agreements between the Related Companies

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the U.S Securities and Exchange Commission (“SEC”). The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of Delaware or upon such future date as may be stated therein. In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

(ii) Agent Company Agreement

Agent Company Agreement shall be effective until terminated upon three (3) months’ prior written notice to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan.

(iii) Shares Distribution and Redemption Agreement

Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months’ prior notice in writing to the other party to the agreement. The agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and Vanguard submits to jurisdiction of the Tokyo District.

(iv) Global Custody Agreement

Either party may terminate Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party hereto, not less than sixty (60) days prior to the date upon which such termination becomes effective. The Agreement shall be subject to and construed in accordance with law of New York State

(v) Funds' Service Agreement

The Fifth Amended and Restated Funds' Service Agreement shall continue in full force and effect as to all parties to the Agreement until terminated or amended by mutual agreement of all parties to the Agreement. The Fund may elect to withdraw from the Agreement effective at the end of any monthly period by giving at least 90 day’s prior written notice to each of the parties to the Agreement.

2. OUTLINE OF DISCLOSURE SYSTEM

(A) Disclosure in U.S.A.

(i) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.

(ii) Disclosure to Shareholders

In accordance with the 1940 Act, the Fund is required to make available to its Shareholders annual and semi-annual reports containing financial information.

(B) Disclosure in Japan:

(a) Disclosure to the Supervisory Authority

(i) Disclosure Required under the Financial Instruments and Exchange Law: When the trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or through the electronic disclosure system regarding disclosure materials such as an annual securities report pursuant to the Financial Instruments and Exchange Law of Japan ("EDINET") The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or through the electronic disclosure system regarding disclosure materials such as an annual securities report pursuant to the Financial Instruments and Exchange Law of Japan ("EDINET").

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency.

Further, the trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

(b) Disclosure to Japanese Shareholders:

In the case where the Agreement and the Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund the Management Company shall notify in writing the unitholders known in Japan of the contents of the amendment and reasons therefore, etc. at least 14 days before such amendment or merger. The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Management Company, through the Distributor or the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

3. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(1) Rights of Shareholders and Procedures for Their Exercise:

     Shareholders in Japan must generally register their Shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

     Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

     The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Shareholders of the Fund are entitled to vote on a matter if: (i) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of the Fund or any class; (ii) the trustees determine that it is necessary or desirable to obtain a Shareholder vote; or (iii) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund and to enter into certain merger transactions. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S. dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset Value.

(iii) Rights to receive dividends

The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all Shareholders of the Fund (or class) according to the number of Shares of the Fund (or class) held by Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like:

Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court, the accounting books and the minutes of any Shareholders' meetings.

(vi) Right to Transfer Shares

Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

(2) Foreign Exchange Control:

     In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi ParkBuilding
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

     The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of: (i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA, and (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

     The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building

6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

     The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

     Enforcement proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted]

2. CONDITION OF THE FUND:

(a) Statement of Net Assets (All Share Classes)

			(As of April 2010)
			JPY (in thousands
		US$	except column V)
I. Total Assets		21,345,119,273.81	2,005,053,779
II Total Liabilities		528,306,016.07	49,626,426
III. Total Net Assets (I - II)	*	20,816,813,257.74	1,955,427,353
IV. Total Number of Shares Outstanding	**	596,295,326.56	Shares
V. Net Asset Value per Share (III / IV)	***	34.91	3,279

* Total Net Assets for Investor Shares = $[7,236,004,467.12]
** Total Number of Shares Outstanding for Investor Shares = [227,482,215.0889]
*** Net Asset Value per Share for Investor Shares = $[31.8090]

V. RECORD OF SALES AND REPURCHASE

Record of sales and repurchase as of the end of each fiscal year and number of outstanding Share of the Fund as of the end of each fiscal year are as follows.

	Number of	Number of	Number of Out-
	Shares Sold	Shares Repurchased	standing Shares
	(000)	(000)	(000)

The 40th Fiscal Year	84,864	51,370	184,027
(1/1/00-12/31/00)	(47,335)	(2,397)	(44,938)

The 41st Fiscal Year	45,755	50,931	178,851
(1/1/01-12/31/01)	(79,715)	(20,740)	(103,913)

The 42nd Fiscal Year	54,754	45,694	187,912
(1/1/02-12/31/02)	(151,720)	(54,234)	(201,399)

The 43rd Fiscal Year	67,533	39,926	215,519
(1/1/03-12/31/03)	(67,490)	(79,725)	(189,164)

The 44th Fiscal Year	65,383	48,020	232,882
(1/1/04-12/31/04)	(97,275)	(67,230)	(219,209)

The 45th Fiscal Year	46,712	72,661	206,933
(1/1/05-12/31/05)	97,610	58,852	257,967

The 46th Fiscal Year	52,883	51,136	208,680
(1/1/06-12/31/06)	(80,925)	(70,619)	(268,273)

The 47th Fiscal Year	42,295	(60,246)	190,729
(1/1/07-12/31/07)	(48,940)	(70,185)	(247,028)

The 48th Fiscal Year	54,383	46,583	198,529
(1/1/08-12/31/08)	(22,095)	(56,802)	(212,321)

The 49th Fiscal Year	60,987	44,417	215,099
(1/1/09-12/31/09)	(15,560)	(33,078)	(194,803)

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE TRUST

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Trust

     The trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the trustees were the sole owners of the Trust Property and business in their own right , but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the trustees have the power to do all things and execute all instruments as the trustees deem necessary, proper or desirable in order to promote the interests of the Trust.

     The number of trustees shall be from 1 to 15 as fixed from time to time by the trustees. If any vacancies shall exist, the remaining trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The trustees shall hold office during the lifetime of this Trust and until its termination or until he or she resigns, is removed or dies.

     The trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the trustees. The trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the board of trustees.

     Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of trustees as provided in Article IV, Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. dollar (and a fractional vote for each fractional dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

     Meetings of the Shareholders may be called by the trustees. A meeting of Shareholders may be held at any place designated by the trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.

     Except as otherwise provided by the 1940 Act or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

     The trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Trust. The By-Laws contemplate that the trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The trustees may elect or appoint such other officers or agents as the business of the Trust may require. The trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

     The trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each trustee, or personally delivered to him at least one day before the meeting.

     A majority of the trustees present in person at any regular or special meeting of the trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the trustees may be taken by a majority of the trustees present at a meeting at which a quorum is present, or by written consent of all of the trustees.

     The Agreement and Declaration of Trust contains provisions for the indemnification of trustees, officers and Shareholders of the Trust under the circumstances and on the terms specified therein.

2. Description of Business and Outline of Operation

     The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained The Vanguard Group, Inc.,, as Investment Management Company, to render investment management services, JPMorgan Chase Bank, as Custodian, to hold the assets of the Fund in custody, and The Vanguard Group to act as the Transfer and Dividend-Paying Agent.

3. Financial Conditions of the Management Company

Not Applicable.

4. Restrictions on Transactions with Interested Parties:

     The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the advisor, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

5. Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed by, among other things, a vote of two-thirds of the total net asset value of all shares of the Fund. In the event of vacancy, the remaining trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The trustees may add to their number as they consider appropriate, provided, however, that the number of trustees shall in no event be more than 15. The trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the trustees then holding office.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is December 31.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAME, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(A) The Vanguard Group, Inc. (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)

(1) Amount of Capital as of the end of April, 2010

$250,000,000.00 (approx. ¥23.5 billion)

(2) Description of Business

Vanguard was established in 1974 under the laws of Pennsylvania and is registered as an investment advisor under the Investment Advisers Act of 1940. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Fifth Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard as contributions to Vanguard’s capitalization, and that there is no other limitation on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

At December 31, 2009, the Fund had contributed capital of $3,183,000 to Vanguard, representing 0.02% of the Fund’s net assets, and 1.27% of Vanguard’s capitalization.

(B) JPMorgan Chase Bank (the “Custodian”)

(1) Amount of Capital as of the end of December, 2009

     Approximately $102 billion (unaudited) (approximately ¥9,595.1 billion)

(2) Description of Business JPMorgan Chase Bank engages in business as a financial institution.

(C) Vanguard Investments Japan, Ltd. (the "Agent Company”)

(1) Amount of Capital: ¥ 293.5 million as of the end of April, 2010

(2) Description of Business:

     Vanguard Investments Japan, Ltd., performs first financial instruments business in Japan.

(D) Monex, Inc. (the “Distributor”) (1) Amount of Capital:

Approximately ¥7.4 billion as of the end of March, 2010

(2) Description of Business:

Monex, Inc. engages in business as a financial instruments firm in Japan.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(A) The Vanguard Group, Inc. (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)

     Vanguard acts as investment manager and transfer and dividend-paying agent to the Fund.

(B) JPMorgan Chase Bank (the “Custodian”)

     JPMorgan Chase Bank serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.

(C) Vanguard Investments Japan, Ltd. (the "Agent Company")

Vanguard Investments Japan~~.~~ acts as the Agent Company in Japan.

(D) Monex, Inc. (the “Distributor”)

Monex, Inc. acts as the Distributor in Japan.

3. CAPITAL RELATIONSHIPS

     The Fund contributed 1.27% of the capitalization of Vanguard as of the end of December 2009.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

A. Outline of the Investment Trusts in Delaware

     Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware Code. See PART III. DETAILED INFORMATION OF THE FUND - Section I. -2 for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called "mutual funds".

B. The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

     A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

(1) Formation of a Delaware Statutory Trust

     A Delaware statutory trust is formed by a governing instrument ("Agreement and Declaration of Trust") and the filing of a certificate of trust ("Certificate of Trust") pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

     The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

     To become a registered mutual fund, a registration statement must be filed with the SEC under the 1933 Act and an election made under the 1940 Act.

(2) Issuance of Shares

     In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

(3) Management and Operation of a Mutual Fund

     Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment advisor. The requirements for becoming an investment advisor for a mutual fund are that the advisor must be a registered investment advisor under the Investment Advisers Act of 1940, and must have been approved by the board of trustees/directors of a fund and its shareholders. The investment advisor discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

     An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment advisor. An investment advisor generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a. Valuation of Assets

The fund's net asset value per share is calculated each business day of the fund, and it is furnished to the National Association of Securities Dealers Automated Quotations ("NASDAQ"). Major newspapers in the United States obtain the information from the NASDAQ and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

b. Sale, Redemption and Custody of Shares

(i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

(ii) Redemption of shares shall be made for one share or it’s multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

(iii) Custody of Shares

Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder, if available. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such certificates for shares are usually in the custody of the shareholders.

c. Outline of Disclosure Requirements

(i) Disclosure to shareholders

In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

(ii) Disclosure to the SEC

Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d. Shareholders' Rights and Procedures for the Exercise Thereof

Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

(i) Voting rights

Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund's Declaration of Trust, By-laws or any applicable law. Voting rights shall be exercised at a shareholders meeting, or without a meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

(ii) Redemption rights

Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

(iii) Right to receive dividends

Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction.

(vii) Rights with respect to the U.S. registration statement

The 1933 Act provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e. Related Company and Others

(i) Investment management company

The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment advisor under the Investment Advisers Act of 1940 and must have been approved by the board of trustees/directors of a fund and its shareholders.

(ii) Investment advisor

The investment advisor is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment advisor are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

(iii) Underwriter-distributor

The underwriter-distributor is usually connected with the investment advisor, but this is not always the case advisor. The underwriter-distributor must register as a broker-dealer with the SEC and must join the Financial Industry Regulatory Authority (FINRA).

(iv) Custodian

The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f. Governing Laws and Competent Authorities

(i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware statutory trust

A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the 1933 Act, the 1934 Act, the Blue Sky laws (state securities laws of the various states in the U.S.) and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

The substance of the governing law is as follows:

Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Statutory Trusts"))

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the

Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

Common Law

Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

Securities Act of 1933

The 1933 Act regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities market as well as extensive regulations relating to securities dealers.

The Internal Revenue Code of 1986

The Code provides for the qualification of a fund to be treated as a regulated investment company.

(ii) Outline of the Supervisory Authorities

A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

The SEC

(a) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(b) Suspension or revocation of registration as a registered investment company

(Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(c) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(e) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(f) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

State Securities Supervisory Authorities

(a) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(b) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g. Dissolution, Termination, etc.

(i) Dissolution and termination

Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's board of trustees, notification of shareholders and the filing of appropriate documents with the SEC. To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

(ii) Amendments to the trust agreements

Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 Act, by approval of the holders of a majority of the outstanding shares.

h. Taxation of the Delaware statutory trust

If a fund complies with the conditions contained in Section 851 of the Code, the fund will qualify as a regulated investment company. If a fund distributes all of its net investment income and net capital gains, if any, to shareholders annually, it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income. Net long-term gains distributions received by shareholders are taxable as long-term capital gains regardless of how long the shareholder has held the shares of the fund.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

No Share certificates of the Fund shall be issued.

V. MISCELLANEOUS

The ornamental design is used in cover page of the Japanese Prospectus.

[Omitted.]

[Final]

SECURITIES REGISTRATION STATEMENT for NAV sale

VANGUARD INDEX FUNDS

- VANGUARD TOTAL STOCK MARKET INDEX FUND -

SECURITIES REGISTRATION STATEMENT for NAV sale

To: Director of Kanto Local Finance Bureau

Filing Date of SRS: June 30, 2010

Name of the Registrant Trust:	VANGUARD INDEX FUNDS

Name of Representative:	F. William McNabb III
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Offering or Sale for Registration

Name of the Fund Making	VANGUARD INDEX FUNDS - VANGUARD
TOTAL STOCK MARKET INDEX FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of Foreign	The approximate amount of the limit: U.S. $ 1.0
Investment Fund Securities to be	billion (approximately ¥94.1 billion)
Offered or Sold:

Note :

The Yen amount is translated for convenience at the rate of $1.00 = ¥94.07 (the mean of the exchange rate quotations by The Bank of Tokyo – Mitsubishi UFJ, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on April 30, 2010). The same applies hereafter.

Places where a copy of this Securities Registration Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	VANGUARD TOTAL STOCK MARKET INDEX FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Investor Shares (hereinafter referred to as the
	INVESTMENT FUND SECU-	“Shares”)
	RITIES CERTIFICATES:	Registered Shares with par value $0.001 per Share.
Additional offering type (“Tsuikagata”)
No rating has been acquired.

3.	TOTAL AMOUNT OF	The approximate amount of the limit: U.S. $1.0 billion
	OFFERING PRICE:	(approximately ¥94.1 billion)

Note 1:	The Yen amount is translated for convenience at the rate of U.S.$1.00 = ¥94.07 (the mean of the exchange rate quotations by The Bank of Tokyo – Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on April 30, 2010). The same applies hereafter.

Note 2:	Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all dollar amounts unless otherwise specifically indicated.

Note 3:	In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount.
Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share to be calculated on a Fund
Business Day immediately after an application for purchase is received by the Fund. “Fund Business Day” shall mean a
day on which the New York Stock Exchange is open for
business.
The Issue Price is available at the PLACE OF SUBSCRIPTION
as set forth in Nr. 9 herein below.

5.	SALES CHARGE:	None.

Account Administration Fee at an annual rate of 0.63%
(0.60% excluding tax) multiplied by the Shareholder's
average account balance shall be assessed upon each
Shareholder quarterly in arrears. For Shareholder
accounts which are redeemed partially or in full prior to
the end of the quarter, the Account Administration Fee
shall be charged in proportion to the period in which such
shareholder holds the shares and assessed at the time of
each redemption. Quarterly assessments shall be net of
any fees charged for partial redemptions during the
quarter.

6.	MINIMUM AMOUNT OR	Minimum shares shall be integral multiples of five (5)
	NUMBER OF SHARES:	shares.

7.	PERIOD OF	From:	July 1, 2010 (Thursday)
	SUBSCRIPTION:	To:	June 30, 2011 (Thursday)
Provided that the subscription is handled only on a Fund
Business Day when sales handling companies are open
for business in Japan, with the exception of a day in
which the next business day is a national holiday in
Japan.

8.	PLACE OF SUBSCRIPTION:	Monex , Inc.
Pacific Century Place Marunouchi 19F,
11-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo
(hereinafter referred to as the “Distributor” or a “Sales
Handling Company”)

Note: The subscription will be handled at the head office and the branch offices of the above-mentioned Sales Handling Company in Japan and online.

9.	DATE OF PAYMENT:	Investors shall pay the Offering Price to the
Distributor in Japan within four (4) business
days in Japan from and including the day when the
Distributor in Japan confirm the execution of the
application (the “Trade Date”).
The total issue price for each application day for
subscription will be transferred in U.S. Dollars by the
Distributor in Japan to the Fund’s custodian within one
(1) Fund Business Day after the subscription date
(“Payment Date”).

10.	PLACE OF PAYMENT	The subscription is handled at the head office and the
branch offices of the Distributor.

11.	TRANSFER AGENT	Not applicable

12. MISCELLANEOUS

(1) There is no deposit for Subscription.

(2) Outline of Underwriting, etc.

(a) The Distributor undertakes to sell the Shares in accordance with an agreement with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(b) During the offering period, the Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

Note: Sales Handling Company means an intermediary financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c) The Fund has appointed Vanguard Investments Japan, Ltd. as the Agent Company in Japan.

Note: “The Agent Company” shall mean a sales handling company who is a member of the Japan Securities Dealers Association (“JSDA”) which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

(3) Method of Subscription:

     Investors who subscribe for Shares shall enter with the Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.

     The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Date of each application.

No interest accrues on the subscription money.

     The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by the Distributor on the Payment Date.

(4) Offerings other than in Japan:

     In parallel with the Offering, Investor Shares are offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund

     VANGUARD TOTAL STOCK MARKET INDEX FUND (“ the Fund”) seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

The Fund is a sub-fund of Vanguard Index Funds (the “Trust”).

     The Trust was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the “Commission” or “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, diversified management investment company. The Trust currently offers the following funds in Japan.

Vanguard Small-Cap Index Fund Vanguard Total Stock Market Index Fund

     Each Fund offers one class of Shares (Investor Shares) in Japan. The Trust has the ability to offer additional funds or classes of Shares. There is no limit on the number of full and fractional Shares that may be issued for a single fund or class of shares.

(2) Structure of the Fund

(A) Structure of the Fund:

Names and related businesses of the related companies of the Fund are as follows:

Trust
Vanguard Index Funds
Vanguard Total Stock Market Index Fund
Trustees
(Agreement and Declaration of Trust)
Funds' Service Agreement
Investment Manager, Transfer and Dividend-Paying Agent
The Vanguard Group, Inc.
・ Investment manager
・ Transfer and dividend-paying agent
Global Custody Agreement
Agent Company Agreement
Shares Distribution and Redemption Agreement
Agent Company
Vanguard Investments Japan.
・ Agent company
Custodian
JPMorgan Chase Bank
・ custodian
Distributor in Japan
Distributor in Japan

(B) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Management Company and the Fund:

Assignment	Companies		Agreements
1. Investment Manager	The Vanguard Group,	·	Investment management and
Transfer and	Inc.		transfer and dividend-paying
Dividend-Paying Agent			agency services are provided to the
Fund under the Fifth Amended and
Restated Funds' Service
Agreement (Note 1) dated October
16, 2009.
2. Custodian	JPMorgan Chase Bank	·	Custody services to the Fund are
provided under a Global Custody
Agreement (Note 2) dated June 25,
2001 (as amended from time to
time).
3. Agent Company	Vanguard Investments	·	Agent Company Agreement with
	Japan, Ltd.		respect to the sale of the Fund’s
Shares in Japan under an Agent
Company Agreement (Note 3)
dated September 26, 2005.

Note 1: “The Fifth Amended and Restated Funds’ Service Agreement” shall mean the agreement between the Trust and Vanguard by which the Fund entrusted the powers in respect of management and administration, etc. to Vanguard.

Note 2: “The Global Custody Agreement” shall mean the agreement between the Custodian and the Trust by which the Custodian agrees to provide services such as custody of the assets of the Fund.

Note 3: “The Agent Company Agreement” shall mean the agreement by which the Agent Company in Japan which was appointed by the Management Company, agrees to distribute the prospectuses regarding the shares of the Fund, publication of the Net Asset Value per Share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’Association.

(C) Outline of the Trust

Trust	Vanguard Index Funds
`Lawof Place of	The Trust was organized as a Pennsylvania business trust in
1975 and was reorganized as a Delaware statutory trust in
Incorporation	July 1998. The Trust is registered with the SEC under the
1940 Act as an open-end, diversified management investment
company.
aPurposeof the Company	The Trust was established to conduct, operate, and carry on
the business of a management investment company registered
under the 1940 Act through one or more series investing
primarily in securities.

3. Amountof Capital Stock	Not applicable.

4. Historyof the Company	December 31, 1975	Organization of the Trust as a
Pennsylvania business trust.
	January 23, 1998:	Execution of the Agreement and
Declaration of Trust
	January 28, 1998	Reorganization as a Delaware
statutory trust.
	July 19, 2002	Execution of the Amended and
Restated Agreement and Declaration
of Trust
	November 19, 2008	Execution of the Amended and
Restated Agreement and Declaration
of Trust
5. MajorShareholders	As of the date hereof, the following owned of record 5% or
more of the outstanding Investor Shares of the Fund:

Vanguard Target Retirement 2025 Fund, Malvern, PA
(11.62%)

Vanguard Target Retirement 2035 Fund, Malvern, PA
(9.58%)

Vanguard Target Retirement 2015 Fund, Malvern, PA
(8.71%)

Vanguard Target Retirement 2020 Fund, Malvern, PA
(6.47%)

Vanguard Target Retirement 2030 Fund, Malvern, PA
(5.73%)

Vanguard LifeStrategy Growth Fund, Malvern, PA (5.73%)

Vanguard Target Retirement 2045 Fund, Malvern, PA
(5.08%)
6. Name and Title of	F. William McNabb III, Chairman
Representative

2. INVESTMENT POLICY

(1) Investment Objective

INVESTMENT OBJECTIVE

     The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

INVESTMENT STRATEGIES

     The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the MSCI® US Broad Market Index (the “Index”), which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Characteristics of Index Funds

Index funds typically have the following characteristics:

- Variety of Investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run compared with actively managed funds.

They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

Security Selection

     The Fund attempts to track the investment performance of a benchmark index that measures the return of the overall stock market. The Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using sophisticated computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

     The following table shows the number of stocks held by the Fund, and the number of stocks in its target index as of December 31, 2009.

Fund	Number of Stocks Held	Number of Stocks in Target Index

Total Stock Market Index	3,410	3,560
Fund

     The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

	U.S. Stock Market Returns (1926-2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	-43.1%	-12.4%	-1.4%	3.1%
Average	11.8%	10.1%	10.7%	11.3%

     All market indexes referenced in this document are the exclusive property of their respective owners.

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. Investors can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; investors should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Fund) have been more volatile than—and at times have performed quite differently from—the large cap stocks of the S&P 500 Index. Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset weighted median market capitalization of the Fund as of December 31, 2009, was:

Vanguard Index Fund	Asset Weighted Medium
Market Capitalization
Total Stock Market Index Fund	$30.0 billion

TURNOVER RATE

     Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only in response to redemption requests or to adjust the number of shares held to reflect a change in the fund’s target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds), because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio. The average turnover rate for U.S. stock funds was approximately 106% as reported by Morningstar, Inc., on December 31, 2009.

OTHER INVESTMENT POLICIES AND RISKS

     The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

     The Fund may invest in non-U.S. securities to the extent necessary to carry out its investment strategy of holding a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in non-U.S. securities.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

     The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

     The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

FREQUENT TRADING AND MARKET TIMING

Background

     Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading.

     The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

(2) Objects of Investment

     The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

     Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority, with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (Additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. Dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

     A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. Dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

     For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

     Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted is the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

     Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

________

* U.S. Pat. No. 6,879,964 B2; 7,337,138

     Non-U.S. Securities. Typically, non-U.S.. securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as non-U.S.. corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Non-U.S. securities may trade in U.S. or non-U.S. securities markets. A fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for non-U.S. securities. Direct investments in non-U.S. securities may be made either on non-U.S. securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

     Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many non-U.S. countries. As a result, there is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian agreements of the Fund’s non-U.S. securities will be somewhat greater than the expenses for the Fund that invests primarily in U.S. securities. Certain non-U.S. governments levy withholding taxes against dividend and interest income from non-U.S. securities. Although in some countries a portion of these taxes is recoverable by the Fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up the Fund.

     The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     Non-U.S. Securities — Non-U.S. Currency Transactions. The value in U.S. Dollars of a fund’s non-dollar-denominated non-U.S. securities may be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in non-U.S. currency transactions in connection with its investments in non-U.S. securities. A fund will not speculate in non-U.S. currency exchange and will enter into non-U.S. currency transactions only to attempt to “hedge” the currency risk associated with investing in non-U.S. securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell non-U.S. currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of non-U.S. currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such

non-U.S. currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular non-U.S. currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of non-U.S. currency approximating the value of some or all of its portfolio securities denominated in such non-U.S. currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a non-U.S. currency, a fund may enter into a forward contract to buy that non-U.S. currency for a fixed dollar amount.

     A fund may also attempt to hedge its non-U.S. currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one non-U.S. currency will enter into a forward currency contract to buy or sell a different non-U.S. currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain non-U.S. currencies.

     A fund may hold a portion of its assets in bank deposits denominated in non-U.S. currencies, so as to facilitate investment in non-U.S. securities as well as protect against currency fluctuations and the need to convert such assets into U.S. Dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. Dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a non-U.S. currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of non-U.S. currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because non-U.S. currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a non-U.S. currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, non-U.S. currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

     A futures transaction will not be considered to constitute the issuance, by a fund of a “senior security as that term is defined in section 18(g) of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike price”) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A Fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described,

in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     The Fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator”. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or non-U.S. exchange, Board of trade, or similar entity, or quoted on an automated quotation system.

     Futures Contracts and Options on Futures Contracts - Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

     The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     The Fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

     The Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including among other things the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

     Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security” ” as that term is defined in section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     Non-U.S. Securities — Non-U.S. Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through non-U.S. government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in non-U.S. securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

     Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

     Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating the Fund. The aggregate amount of any such agreements is not limited except to the extent required by the law. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds).A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days(unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of

1933 (the “1933 Act”); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund’s board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. Although the Fund’s advisor monitors the liquidity of restricted securities, the Fund's board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

     Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security” ” as that term is defined in section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     Securities Lending. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

     The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market" on a daily basis), (3) the loan be made subject to termination by the Fund at any time, and (4) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

     Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, non-U.S. currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions.

When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in section 18(g) of the 1940 Act, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”chiechie

(3) Structure of the Management

(i) Structure of the Investment Management

     Vanguard serves as investment advisor to the Fund through its Quantitative Equity Group (“QEG”). As of April 30, 2010, Vanguard served as advisor for approximately $1.1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     The manager primarily responsible for the day-to-day management of the Fund is listed in section (3)(iii).

(ii) Decision-Making Process of the Investment Management Policy

     The Fund has an investment objective as well as primary investment strategies and policies that it uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.

     The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using sophisticated computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

     The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.

(iii) Duties and Powers

As stated above, Vanguard, through QEG, serves as investment advisor to the Fund. The manager primarily responsible for the day-to-day management of the Fund is: Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, and has managed the Total Stock Market Index Fund since 1994.

     As stated above, the Fund’s officers and board of trustees oversee the Fund’s management.

(4) Distribution Policy:

     The Fund distributes to Shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Fund may occasionally make a supplemental distributions at some other time during the year.

     Investors in Japan will receive distributions of income dividends or capital gains in cash.

(5) Investment Limitations:

     The Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the

Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

(1) Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(2) Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(3) Diversification. With respect to 75% of its total assets, The Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

(4) Industry Concentration. The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

(5) Investment Objective. The investment objective of the Fund may not be materially changed without a shareholder vote.

(6) Loans. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(7) Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

(8) Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(9) Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

     Compliance with the fundamental policies set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Objects of Investment.” None of these policies prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.

Investment Policies Relating to the Sale of Investor Shares of the Fund in Japan. In connection with the offering of its Investor Shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund may not: (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund’s net assets; (2) together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting shares of any issuer; (3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and (4) sell securities short at any time in excess of its net asset value.

     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (i) Shares of the Fund are qualified for offer or sale in Japan and (ii) the undertaking is required by the “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

3. INVESTMENT RISKS

(1) Primary Risks

     An investment in the Fund could lose money over short or even long periods. Investors should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

     U.S. Federal Tax Treatment of Futures Contracts. The Fund generally must recognize for U.S. federal income tax purposes, as of the end of each taxable year, its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the Fund.

     In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income-- i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to Shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

     U.S. Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund, which is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described within this policy.

(2) Management Structure for the Risks

     The Fund Compliance Group regularly reviews the Fund’s investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

4. FEES AND TAX

(1) Sales Charge

(a) Sales charge in overseas markets:

     No sales charge will be charged in overseas markets. (b) Sales charge in Japan: No sales charge will be charged in Japan.

(2) Repurchase charge

(a) Repurchase charge in overseas markets:

     No repurchase charge will be charged in overseas markets. (b) Repurchase charge in Japan: No repurchase charge will be charged in Japan.

(3) Management Fee, etc.:

Trustee Fees

     The same individuals serve as trustees of all 161 U.S. registered Vanguard funds, and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways.

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     “Interested” Trustee. Mr. McNabb serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

     Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Vanguard Index Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INDEX FUNDS TRUSTEES’ COMPENSATION TABLE

Name of	Aggregate	Pension or	Accrued Annual	Total
Trustee	Compensation	Retirement	Retirement	Compensation
	from the Funds	Benefits Accrued	Benefit at	from All
	(1)	as Part of the	January 1, 2009	Vanguard Funds
		Funds’ Expenses	(2)	Paid to Trustees
		(1)		(3)
F. William	N/A	N/A	N/A	N/A
McNabb III
Emerson U.	$53,359	N/A	N/A	$200,000
Fullwood
Rajiv L. Gupta	$53,359	N/A	N/A	$194,300
Amy Gutmann	$53,359	N/A	N/A	$200,000
JoAnn Heffernan	$53,359	$1,231	$3,158	$200,000
Heisen
F. Joseph	$13,713	N/A	N/A	$51,400
Loughrey (4)
André F. Perold	$53,359	N/A	N/A	$200,000
Alfred M.	$61,363	$1,490	$6,189	$230,000
Rankin, Jr.
Peter F.	$53,359	N/A	N/A	$194,300
Volanakis (5)

(1) The amounts shown in this column are based on the Funds’ fiscal year ended December 31, 2009. Each Fund within the Trust is responsible for a proportionate share of these amounts.

(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of the Vanguard funds for the 2009 calendar year.

(4) Mr. Loughrey became a member of the Funds’ Board effective October 2009.

(5) Mr. Volanakis became a member of the Funds’ Board effective July 2009.

Management Expenses

     The Fund’s total annual operating expenses for Investor Shares as of December 31, 2009, were 0.18% of net assets.

     At December 31, 2009, the Fund had contributed less than 0.01% of its net assets to Vanguard for office space, facilities, and equipment to allow Vanguard to supply the Fund with investment advisory, corporate management, administrative, marketing and distribution services.

     The Fund incurred $3,101,000 in investment advisory expenses for the period ended on December 31, 2009.

(4) Other Expenses

Account Administration Fee

     In Japan, an Account Administration Fee at the rate of 0.63% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

     The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

1. At the end of each calendar quarter, the Shareholder's average daily account balance will be calculated in respect of the Fund. This initial calculation is in Yen.

2. A fee of one quarter of the 63 0.63% (0.60% excluding tax)annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)

3. Please confirm with the Agent company or the Distributor as to the method of collecting the Account Administration Fee.

(5) Tax Treatment of Shareholders in Japan

Tax treatment of shareholders in Japan is as follows:

I Funds classified under Japanese tax law as publicly offered, foreign, government and corporate bond investment trusts

(1) Distributions to be made by such a fund will be treated as distributions made by a publicly offered, domestic, government and corporate bond investment trust.

(2) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by a fund to individual Japanese unitholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) Capital gains and losses arising from purchase, sale, and repurchase of units are treated in the same way as those arising from purchase and sale of a publicly offered, domestic, public and corporate bond investment trust. No tax is levied on individual unitholders for their capital gains.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office, or their permanent entity in the State of Delaware, U.S.A, are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A, in connection with their investment in units of the Fund.

II Funds classified under Japanese tax law as publicly offered, foreign share investment trusts

(1) Units may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic, share investment trusts.

(3) Distributions of funds to be paid to Japanese individual unitholders are subject to tax concerning distributions from the Listed Shares etc. (which means those listed shares etc. provided for in the Special Taxation Measures Law, hereinafter the same), and withholding tax at 10% (7% income tax and 3% residential tax) will be levied (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2012).

     Although Japanese individual unitholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment (the same taxation rate as the withholding taxation rate will apply when self-assessed separate taxation treatment is selected), no additional tax will be levied in addition to withholding tax when non tax declaration treatment is selected.

     When self-assessed separate taxation treatment is selected or distributions from funds are received in withholding tax selected account on and after January 1, 2010, distributions may be set off against transfer losses from the Listed Shares etc. (including carried over losses).

(4) Distributions (including profits, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders are subject to withholding tax at 7% (income tax only) (the taxation rate will be 15% on and after January 1, 2012). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5) When Japanese individual unitholders transfer their units by requesting repurchase or other method, the transfer profits are subject to tax concerning transfer profits from the Listed Shares etc., and the transfer profits or losses of units, which is the amount (in yen) of the transfer price of the units minus the unitholder’s acquisition cost (in yen) (hereinafter the same), will be subject to withholding tax at 10% (7% income tax and 3% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2012). When a tax declaration is filed concerning transfer profits or losses of units, the transfer profits or losses is subject to self-assessed separate taxation treatment and the same taxation rate as the withholding taxation rate will apply. When non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax. Transfer losses or profits may be set off against transfer profits or losses from other shares etc. (transfer profits or losses may be set off against transfer profits or losses from other than the Listed Shares etc. only when a tax declaration is filed concerning transfer profits or losses of units) and distribution income from the Listed Shares etc. (only when a tax declaration is filed concerning transfer profits or losses of units or distributions of funds are received in withholding tax selected account on and after January 1, 2010). When self-assessed separate taxation treatment is selected, losses may be carried over for three years from the following year.

(6) When individual unitholders receive redemption of the fund, the same tax treatment as (5) will apply.

(7) In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware, U.S.A, are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A, in connection with their investment in Units.

III This Fund will be treated as a publicly, offered, foreign share fund under the tax law. However, there is a possibility that taxes described above may be treated differently in future as a result of judgments of tax authorities.

IV The treatment of taxes as set out in I through III above may change as a result of changes in tax regimes, etc.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

VANGUARD TOTAL STOCK MARKET INDEX FUND (All Share Classes)

		(As of April 30, 2010 )
		Market Value	Investment Ratio
Type of Assets	Name of Country	Total Dollar	(%)
	United States	135,287,074,112	99.79
	China	15,518,902	0.01
	Spain	280,672	0.00
	Sub-Total	135,287,354,784	99.79

Cash, Deposits, and Other Assets (after liabilities)		284,955,245	0.21

			100.00
Total (Net Asset Value)		135,572,310,029
		12,734,984.94	Million JPY

** Total Net Assets for Investor Shares: $[65,222,766,620.64] (as of the end of April 2010)

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Investment Assets

(A) Names of Major Portfolio Equity Shares

No.	Name of Company	Country	Business	(# of Shares)
1.	EXXON MOBIL CORP	US	Energy	48,642,503
2.	MICROSOFT CORP	US	Information Technology	81,881,099
3.	APPLE INC	US	Information Technology	9,228,705
4.	GENERAL ELECTRIC	US	Industrials	109,098,462
5.	PROCTER & GAMBLE	US	Consumer Staples	29,937,274
6.	JOHNSON&JOHNSON	US	Health Care	28,270,893
7.	BANK OF AMERICA	US	Financials	101,904,394
8.	IBM	US	Information Technology	13,459,750
9.	JPMORGAN CHASE	US	Financials	40,377,598
10.	CHEVRON CORP	US	Energy	20,557,081
11.	WELLS FARGO & CO	US	Financials	49,768,852
12.	CISCO SYSTEMS	US	Information Technology	58,943,314
13.	AT&T INC	US	Telecommunication Services	60,464,088
14.	PFIZER INC	US	Health Care	82,683,865
15.	GOOGLE INC.	US	Information Technology	2,491,691
16.	INTEL CORP	US	Information Technology	56,580,771
17.	WAL-MART STORES	US	Consumer Staples	23,711,226
18.	HEWLETT-PACKARD	US	Information Technology	24,295,082
19.	COCA-COLA CO	US	Consumer Staples	21,368,615
20.	MERCK & CO	US	Health Care	31,297,558
21.	PEPSICO INC	US	Consumer Staples	16,675,644
22.	ORACLE CORP	US	Information Technology	41,093,718
23.	PHILIP MORRIS	US	Consumer Staples	19,516,269
24.	CITIGROUP INC	US	Financials	217,204,315
25.	SCHLUMBERGER LTD	US	Energy	12,303,668
26.	CONOCOPHILLIPS	US	Energy	14,442,632
27.	VERIZON COMMUNIC	US	Telecommunication Services	29,106,687
28.	ABBOTT LABS	US	Health Care	15,848,682
29.	MCDONALDS CORP	US	Consumer Discretionary	11,057,908
30.	OCCIDENTAL PETE	US	Energy	8,316,785

		Cost Basis (USD)		Market Value (USD)
		Price per		Price per		Investment
No.	Name of Company	Share	Total	Share	Total	Ratio (%)
1.	EXXON MOBIL CORP	61.82	3,007,074,491	67.85	3,300,393,829	2.43
2.	MICROSOFT CORP	28.37	2,323,110,201	30.54	2,500,648,763	1.84
3.	APPLE INC	94.88	875,596,907	261.12	2,409,799,450	1.78
4.	GENERAL ELECTRIC	29.18	3,183,287,859	18.86	2,057,596,993	1.52
5.	PROCTER & GAMBLE	55.07	1,648,600,981	62.16	1,860,900,952	1.37
6.	JOHNSON&JOHNSON	59.31	1,676,657,788	64.30	1,817,818,420	1.34
7.	BANK OF AMERICA	27.44	2,796,115,683	17.83	1,816,955,345	1.34
8.	IBM	98.10	1,320,354,445	129.00	1,736,307,750	1.28
9.	JPMORGAN CHASE	39.00	1,574,863,363	42.58	1,719,278,123	1.27
10.	CHEVRON CORP	63.16	1,298,390,105	81.44	1,674,168,677	1.23
11.	WELLS FARGO & CO	38.73	1,927,694,919	33.11	1,647,846,690	1.22
12.	CISCO SYSTEMS	23.14	1,363,720,544	26.92	1,586,754,013	1.17
13.	AT&T INC	30.82	1,863,738,563	26.06	1,575,694,133	1.16
14.	PFIZER INC	24.73	2,045,039,408	16.72	1,382,474,223	1.02
15.	GOOGLE INC.	406.15	1,011,992,539	525.44	1,309,234,119	0.97
16.	INTEL CORP	23.46	1,327,510,296	22.83	1,291,739,002	0.95
17.	WAL-MART STORES	49.75	1,179,636,186	53.65	1,272,107,275	0.94
18.	HEWLETT-PACKARD	34.70	843,053,539	51.97	1,262,615,412	0.93
19.	COCA-COLA CO	51.41	1,098,481,179	53.45	1,142,152,472	0.84
20.	MERCK & CO	44.05	1,378,562,676	35.04	1,096,666,432	0.81
21.	PEPSICO INC	56.17	936,694,087	65.22	1,087,585,502	0.80
22.	ORACLE CORP	16.48	677,057,390	25.84	1,061,861,673	0.78
23.	PHILIP MORRIS	39.89	778,465,623	49.08	957,858,483	0.71
24.	CITIGROUP INC	8.81	1,913,306,591	4.37	949,182,857	0.70
25.	SCHLUMBERGER LTD	54.74	673,522,448	71.42	878,727,969	0.65
26.	CONOCOPHILLIPS	51.67	746,303,099	59.19	854,859,388	0.63
27.	VERIZON COMMUNIC	36.75	1,069,794,133	28.89	840,892,187	0.62
28.	ABBOTT LABS	48.26	764,909,210	51.16	810,818,571	0.60
29.	MCDONALDS CORP	44.73	494,644,386	70.59	780,577,726	0.58
30.	OCCIDENTAL PETE	47.47	394,778,180	88.66	737,366,158	0.54

(B) Investment Properties

Not Applicable.

(C) Other major Investment Assets

Not Applicable.

(3) Results of Past Operations

(A) Record of Changes in Net Assets

VANGUARD TOTAL STOCK MARKET INDEX FUND – INVESTOR SHARES

	Total Net Asset Value		Net Asset Value per Share
	US$	Yen
	(millions)	(millions)	US$	Yen
The 9th Fiscal Year Ended on
December 31, 2000	19,607	1,841,784	29.26	2,749
The 10th Fiscal Year Ended on
December 31, 2001	15,781	1,482,431	25.74	2,418
The 11th Fiscal Year Ended on
December 31, 2002	14,254	1,338,949	20.07	1,885
The 12th Fiscal Year Ended on
December 31, 2003	24,059	2,259,982	25.99	2,441
The 13th Fiscal Year Ended on
December 31, 2004	31,718	2,979,430	28.77	2,703
The 14th Fiscal Year Ended on
December 31, 2005	29,785	2,797,854	30.00	2,818
The 15th Fiscal Year Ended on
December 31, 2006	39,095	3,672,389	34.09	3,202
The 16th Fiscal Year Ended on
December 31, 2007	50,183	4,713,940	35.36	3,322
The 17th Fiscal Year Ended on
December 31, 2008	39,440	3,704,796	21.80	2,048
The 18th Fiscal Year Ended on
December 31, 2009		0		0
2009 End of January	37,046	3,479,916	20.00	1,879
February	34,142	3,207,129	17.91	1,682
March	37,506	3,523,126	19.33	1,816
April	41,529	3,901,027	21.38	2,008
May	44,296	4,160,945	22.53	2,116
June	45,177	4,243,701	22.50	2,114

July	49,010	4,603,754	24.26	2,279
August	50,935	4,784,560	25.14	2,362
September	53,497	5,025,196	26.09	2,451
October	52,579	4,938,971	25.42	2,388
November	56,222	5,281,197	26.85	2,522
December	58,004	5,448,610	27.45	2,578
2010 End of January	57,210	3,479,916	26.49	1,879
February	59,565	3,207,129	27.3796	1,682
March	63,652	3,523,126	28.9895	1,816
April	65,223	3,901,027	29.6189	2,008

Footnote: We used the F/X rate from 4/30/2010.

(B) Record of Distributions Paid

VANGUARD TOTAL STOCK MARKET INDEX FUND - INVESTOR SHARE

93.935	Total Distributions
	US$	Yen
The 9th Fiscal Year (1/1/00-12/31/00)	0.476	44.713
The 10th Fiscal Year (1/1/01-12/31/01)	0.297	27.899
The 11th Fiscal Year (1/1/02-12/31/02)	0.293	27.523
The 12th Fiscal Year (1/1/03-12/31/03)	0.327	30.717
The 13th Fiscal Year (1/1/04-12/31/04)	0.445	41.801
The 14th Fiscal Year (1/1/05-12/31/05)	0.473	44.431
The 15th Fiscal Year (1/1/06-12/31/06)	0.524	49.222
The 16th Fiscal Year (1/1/07-12/31/07)	0.622	58.428
The 17th Fiscal Year (1/1/08-12/31/08)	0.586	55.046
The 18th Fiscal Year (1/1/09-12/31/09)	0.515	48.377
2009 End of January	-	-
February	-	-
March	0.131	12.305
April	-	-
May	-	-
June	0.104	9.769
July	-	-
August	-	-
September	0.113	10.615
October	-	-
November	-	-
December	0.167	15.687
2010 End of January	-	-
February	-	-
March	0.107	10.051
April	-	-

Footnote: We used the F/X rate from 4/30/2010.

(C) Record of Changes in Annual Return

Fiscal Year	Annual Return

9th Fiscal Year	-10.49%
(1/1/00 – 12/31/00)
10th Fiscal Year	-11.02%
(1/1/01 – 12/31/01)
11th Fiscal Year	-20.89%
(1/1/02 – 12/31/02)
12th Fiscal Year	31.13%
(1/1/03 – 12/31/03)
13th Fiscal Year	12.41%
(1/1/04 – 12/31/04)
14th Fiscal Year	5.92%
(1/1/05 – 12/31/05)
15th Fiscal Year	15.38%
(1/1/06 – 12/31/06)
16th Fiscal Year	5.49%
(1/1/07 – 12/31/07)
17th Fiscal Year	-36.69%
(1/1/08 – 12/31/08)
18th Fiscal Year	28.28%
(1/1/09 – 12/31/09)

(Note) Annual Return (%) = 100 x (a – b) / b

a =Net Asset Value per share at the end of the fiscal year including total amount of distribution made during such fiscal year.

b =Net Asset Value per share after distribution at the end of the previous fiscal year.

(D) Miscellaneous (Investor Shares)

(i) Total Return

     Total Return represents the past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. The annual average return includes the fluctuation of the price of the shares, distribution and capital gains.

				(as of the end of April 2010)
past 1 month	past 1 year	past 3 years	past 5 years	past 10 years	since the establishment*
2.17%	41.17%	-4.23%	3.52%	.69%	8.33%
* The date of the establishment is April 27, 1992.

(ii) Annual performance (Calendar Year)

Year	Capital Return	Income Return	Total Return
2009	25.92%	2.78%	28.70%
2008	-38.35%	1.31%	37.04%
2007	3.73%	1.76%	5.49%
2006	13.63%	1.88%	15.51%
2005	4.28%	1.18%	5.98%
2004	10.70%	1.82%	12.52%
2003	29.50%	1.86%	31.35%
2002	-22.03%	1.07%	-20.96%
2001	-12.03%	1.06%	-10.97%
2000	-11.52%	0.94%	-10.57%
1999	22.44%	1.37%	23.81%
1998	21.69%	1.57%	23.26%
1997	29.02%	1.97%	30.99%
1996	18.91%	2.06%	20.96%
1995	33.08%	2.71%	35.79%
1994	-2.48%	2.31%	-0.17%

(iii) Monthly performance

	NAV		NAV		NAV		NAV		NAV
	in		in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)		$ (%)
Apr.	1.50	Jan. 1995	2.20	Oct. 1997	-3.40	Jul, 2000	-1.95	Apr. 2003	8.21
1992
May	0.69	Feb. 1995	4.04	Nov. 1997	3.33	Aug. 2000	7.28	May 2003	6.11
1992
Jun.	-2.05	Mar. 1995	2.65	Dec. 1997	1.70	Sept. 2000	-4.67	Jun. 2003	1.43
1992
Jul,	3.98	Apr. 1995	2.51	Jan. 1998	0.44	Oct. 2000	-2.04	Jul, 2003	2.36
1992
Aug.	-2.20	May 1995	3.48	Feb. 1998	7.34	Nov. 2000	-9.90	Aug. 2003	2.39
1992
Sept.	1.27	Jun. 1995	2.98	Mar. 1998	5.06	Dec. 2000	1.78	Sept. 2003	-1.15
1992
Oct.	1.17	Jul, 1995	4.02	Apr. 1998	1.10	Jan. 2001	3.83	Oct. 2003	6.12
1992
Nov.	4.23	Aug. 1995	1.07	May 1998	-2.71	Feb. 2001	-9.41	Nov. 2003	1.38
1992
Dec.	1.57	Sept. 1995	3.61	Jun. 1998	3.54	Mar. 2001	-6.72	Dec. 2003	4.48
1992
Jan.	1.01	Oct. 1995	-1.17	Jul, 1998	-2.27	Apr. 2001	8.16	Jan. 2004	2.23
1993
Feb.	0.46	Nov. 1995	4.17	Aug. 1998	-15.65	May 2001	1.01	Feb. 2004	1.43
1993
Mar.	2.46	Dec. 1995	1.54	Sept. 1998	6.68	Jun. 2001	-1.64	Mar. 2004	-1.07
1993
Apr.	-2.77	Jan. 1996	2.66	Oct. 1998	7.51	Jul, 2001	-1.71	Apr. 2004	-2.11
1993
May	3.03	Feb. 1996	1.62	Nov. 1998	6.17	Aug. 2001	-6.00	May 2004	1.35
1993
Jun.	0.55	Mar. 1996	1.14	Dec. 1998	6.45	Sept. 2001	-9.00	Jun. 2004	2.09
1993
Jul,	-0.27	Apr. 1996	2.41	Jan. 1999	3.65	Oct. 2001	2.52	Jul, 2004	-3.80
1993
Aug.	3.93	May 1996	2.66	Feb. 1999	-3.73	Nov. 2001	7.63	Aug. 2004	0.31
1993
Sept.	0.01	Jun. 1996	-0.84	Mar. 1999	3.93	Dec. 2001	1.78	Sept. 2004	1.74
1993
Oct.	1.64	Jul, 1996	-5.37	Apr. 1999	4.68	Jan. 2002	-1.24	Oct. 2004	1.68
1993
Nov.	-1.62	Aug. 1996	3.09	May 1999	-2.00	Feb. 2002	-2.05	Nov. 2004	4.68
1993
Dec.	1.90	Sept. 1996	5.38	Jun. 1999	5.16	Mar. 2002	4.38	Dec. 2004	3.63
1993
Jan.	3.08	Oct. 1996	1.43	Jul, 1999	-3.20	Apr. 2002	-4.90	Jan. 2005	-2.68
1994
Feb.	-2.16	Nov. 1996	6.81	Aug. 1999	-0.92	May 2002	-1.22	Feb. 2005	2.07
1994
Mar.	-4.52	Dec. 1996	-1.27	Sept. 1999	-2.44	Jun. 2002	-7.06	Mar. 2005	-1.75
1994

	NAV		NAV		NAV		NAV		NAV
	in		in		in		in $ (%)		in $ (%)
	$ (%)		$ (%)		$ (%)
Apr.	0.89	Jan. 1997	5.46	Oct. 1999	6.29	Jul, 2002	-8.02	Apr. 2005	-2.32
1994
May	0.97	Feb. 1997	-0.11	Nov. 1999	3.42	Aug. 2002	0.53	May 2005	3.77
1994
Jun.	-2.73	Mar. 1997	-4.45	Dec. 1999	7.59	Sept. 2002	-10.07	Jun. 2005	0.81
1994
Jul,	3.08	Apr. 1997	4.50	Jan. 2000	-4.18	Oct. 2002	7.65	Jul, 2005	4.11
1994
Aug.	4.39	May 1997	7.10	Feb. 2000	2.54	Nov. 2002	6.06	Aug. 2005	-0.94
1994
Sept.	-1.85	Jun. 1997	4.37	Mar. 2000	5.69	Dec. 2002	-5.57	Sept. 2005	0.86
1994
Oct.	1.55	Jul, 1997	7.77	Apr. 2000	-5.21	Jan. 2003	-2.54	Oct. 2005	-1.86
1994
Nov.	-3.65	Aug. 1997	-3.72	May 2000	-3.41	Feb. 2003	-1.69	Nov. 2005	3.97
1994
Dec.	1.23	Spt. 1997	5.77	Jun. 2000	4.42	Mar. 2003	1.09	Dec. 2005	0.14
1994

Jan.	3.50	Jan. 2007	1.88	Jan. 2008	-6.08	Jan. 2009	-8.26	Jan. 2010	-3.50
2006
Feb.	0.00	Feb. 2007	-1.61	Feb. 2008	-3.07	Feb. 2009	-10.45	Feb. 2010	3.36
2006
Mar.	1.80	Mar. 2007	1.11	Mar. 2008	-1.03	Mar. 2009	8.65	Mar. 2010	6.27
2006
Apr.	1.11	Apr. 2007	4.01	Apr. 2008	5.02	Apr. 2009	10.61	Apr. 2010	2.17
2006
May.	-3.23	May. 2007	3.69	May. 2008	2.09	May. 2009	5.38
2006
Jun.	0.17	Jun. 2007	-2.02	Jun. 2008	-8.19	Jun. 2009	.34
2006
Jul.	-0.13	Jul. 2007	-3.41	Jul. 2008	-0.77	Jul. 2009	7.82
2006
Aug.	2.31	Aug. 2007	1.45	Aug. 2008	1.58	Aug. 2009	3.63
2006
Sept.	2.27	Sept. 2007	3.17	Sept. 2008	-9.26	Sept. 2009	4.23
2006
Oct.	3.52	Oct. 2007	1.85	Oct. 2008	-17.63	Oct. 2009	-2.57
2006
Nov.	2.23	Nov. 2007	-4.49	Nov. 2008	-7.90	Nov. 2009	5.63
2006
Dec.	1.13	Dec. 2007	-1.12	Dec. 2008	1.86	Dec. 2009	2.86
2006

(iv) The contents of the portfolio (as of the end of April 2010)

Fund Asset Allocation

Cash 0.0%

Shares 100%

Characteristics of Shares

The number of the shares	3,383
The aggregate market value	28.6 billion dollars
PER	21.2x
PBR	2.2x
ROE	19.3%
The rate of gain	6.9%
The fluctuation of sell and purchase (as of	5.3%
fiscal year end December 31, 2009)
Cash ratio	0.0%

(v) Risk analysis (as of the end of April 2010)

R Squared	1.00
Beta	1.00

* R Squared and Beta are calculated from trailing 36-month fund returns relative to the MSCI US Broad Market Index.

* “R Squared” is a measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by the fund’s target index or by an overall market index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-Squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-Squared would be 0.

* “Beta” is a measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable the beta is as an indicator of volatility.

6. SUMMARY OF THE PROCEDURES

[The summary of "II. PROCEDURES, ETC." referred to in Part III below is stated here.]

7. SUMMARY OF MANAGEMENT AND ADMINISTRATION

[The summary of "III. MANAGEMENT AND ADMINISTRATION" referred to in Part III below is stated here.]

II. FINANCIAL HIGHLIGHTS

[Omitted]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

     The transfer agent for the Shares is The Vanguard Group, Inc., whose mailing address is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of Shares.

2. There are no annual Shareholders' meetings. Special Shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION ON THE FUND

[The headings of sections/clauses/paragraphs under PART III DETAILED INFORMATION

OF THE FUND are set out here.]

PART III DETAILED INFORMATION OF THE FUND

I. ADDITIONAL INFORMATION OF THE FUND

1. HISTORY OF THE FUND

December 31, 1975:	Execution of the Declaration of Trust
Established as a Pennsylvania business trust
January 23, 1998:	Execution of the Agreement and Declaration of Trust
January 28, 1998:	Reorganized as a Delaware statutory trust
July 19, 2002	Execution of Amended and Restated Agreement and Declaration of
Trust
November 19, 2008	Execution of Amended and Restated Agreement and Declaration of
Trust

2. OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION

WHERE ESTABLISHED

     The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the 1940 Act, as amended, the United States Internal Revenue Code of 1986,, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.

The substance of the governing law is as follows:

a. Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware Statutory Trusts") NOTE: This chapter was amended, effective 9/1/2002 to change the term “business trust” to “statutory trust”.

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.

b. Delaware Common Law

Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.

c. Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

d. Securities Act of 1933

The 1933 Act regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e. Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f. The Internal Revenue Code of 1986

The Code provides for the qualification of a fund to be treated as a regulated investment company.

3. OUTLINE OF THE SUPERVISORY AUTHORITY

     The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

a. The SEC

(i) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(ii) Suspension or revocation of registration as a registered investment company (Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(iii) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

(iv) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(v) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(vi) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

b. State Securities Supervisory Authorities

(i) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(ii) Provisions concerning registration of securities

Each of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(iii) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in a fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES)

. a. Sales in the United States

Investors buy Shares at the Fund's NAV determined as of their “Trade Date.” Purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a Trade Date of the same day, and purchase requests received after that time receive a Trade Date of the first business day following the date of receipt.

b. Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in “7. Period of Subscription, Part I Information Concerning Securities” of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.

The issue price for Shares during the subscription period shall be, in principal, the NAV per Share next calculated after the Fund has received such application. The Trade Date in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Date. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.63% (.0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Date and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.

In addition, the Sales Handling Companies in Japan who are members of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

2. PROCEDURES FOR REPURCHASE OF SHARES

a. Repurchase in the United States

Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the

Fund's next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as the request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), shares are redeemed at that day’s NAV. This is known as the investor’s Trade Date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder’s cost depending on the market value of the securities held by the Fund.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to Vanguard. One share is acceptable as the minimum redemption amount.

The price a Shareholder in Japan will receive is the NAV next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Date.

As to the Account Administration Fee, the Distributor shall have the right to redeem shares from the Fund in respect of which the Account Administration Fee is collected. Please refer to the Distributor for details of procedures of redemption of the shares.

c. Suspension of Repurchase

The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

The Trust has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

III. MANAGEMENT AND ADMINISTRATION

1. OUTLINE OF MANAGEMENT OF ASSETS, ETC.

(1) Valuation of Assets

     Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds non-U.S. securities that trade on non-U.S. markets that are open.

     Stocks held by a Vanguard fund are valued at their “market value” when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any non-U.S. securities held by a fund are converted into U.S. Dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

     When a fund determines that pricing service information or reliable market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its “fair-value” (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with non-U.S. securities, which may trade on non-U.S. exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of non-U.S. securities. Fair-value pricing may be used for domestic securities - for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the Fund’s NAV. Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on www.vanguard.com/prices.

(2) Conversion of Shares

In Japan, Shares cannot be converted to securities of other classes or series of the Trust.

(3) Custody of Shares:

To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.

(4) Duration Period:

Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time.

(5) Fiscal Year:

The accounts of the Fund will be closed each year on December 31.

(6) Miscellaneous:

(a) Dissolution of Fund

The Trust may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders of that series.

(b) The Procedures concerning the Changes of Agreements between the Related Companies

(i) Agreement and Declaration of Trust: Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the U.S Securities and Exchange Commission (“SEC”). The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of Delaware or upon such future date as may be stated therein.

In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

(ii) Agent Company Agreement

Agent Company Agreement shall be effective until terminated upon three (3) months’ prior written notice to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan.

(iii) Shares Distribution and Redemption Agreement

Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months’ prior notice in writing to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and Vanguard submits to jurisdiction of the Tokyo District.

(iv) Global Custody Agreement

Either party may terminate Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party hereto, not less than sixty (60) days prior to the date upon which such termination becomes effective. The Agreement shall be subject to and construed in accordance with law of New York State.

(v) Funds' Service Agreement

Funds' Service Agreement shall continue in full force and effect as to all parties to the Agreement until terminated or amended by mutual agreement of all parties to the Agreement. The Fund may elect to withdraw from the

Agreement effective at the end of any monthly period by giving at least 90 day’s prior written notice to each of the parties to the Agreement.

2. OUTLINE OF DISCLOSURE SYSTEM

(A) Disclosure in U.S.A.

(i) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.

(ii) Disclosure to Shareholders

In accordance with the 1940 Act, the Fund is required to make available to its Shareholders annual and semi-annual reports containing financial information.

(B) Disclosure in Japan: a. Disclosure to the Supervisory Authority

(i) Disclosure Required under the Financial Instruments and Exchange Law: When the trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance. or through the electronic disclosure system regarding disclosure materials such as an annual securities report pursuant to the Financial Instruments and Exchange Law of Japan ("EDINET").

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and the Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund the Management Company shall notify in writing the unitholders known in Japan of contents of the amendment and reasons therefore, etc. at least 14 days before such amendment or merger. The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Management Company, through the Distributor or the Sales Handling Companies.

     The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

3. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(1) Rights of Shareholders and Procedures for Their Exercise:

     Shareholders in Japan must generally register their Shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

     Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Shareholders of the Fund are entitled to vote on a matter if: (1) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of the Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a Shareholder vote; or (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets to change any fundamental policy of the Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S. dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset Value.

(iii) Rights to receive dividends

The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all Shareholders of the Fund (or class) according to the number of Shares of the Fund (or class) held by Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like:

Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court, the accounting books and the minutes of any Shareholders' meetings.

(vi) Right to Transfer Shares

Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

(2) Foreign Exchange Control:

     In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

     The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA, and

(ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

     The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

     The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

     Enforcement Proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted]

2. CONDITION OF THE FUND

(a) Statement of Net Assets

(a) Statement of Net Assets (as of April 2010) (All Share Classes)

			(As of April 2010)
			JPY (in thousands
		US$	except column V)
			12,836,780,771
I. Total Assets		136,655,993,727
			101,795,828
II Total Liabilities		1,083,683,698
			12,734,984,943
III. Total Net Assets (I - II)	*	135,572,310,029
IV. Total Number of Shares Outstanding	**	4,322,541,109	Shares
			2,946
V. Net Asset Value per Share (III / IV)	***	31.36

* Total Net Assets for Investor Shares = $[65,222,766,620.64]
** Total Number of Shares Outstanding for Investor Shares =
[2,202,063,248.0650]
*** Net Asset Value per Share for Investor Shares = $[29.6189]

V. RECORD OF SALES AND REPURCHASE

Record of sales and repurchase as of the end of each fiscal year and number of outstanding Share of the Fund as of the end of each fiscal year are as follows.

Total Stock Market Index Fund - Investor Shares

	Number of	Number of	Number of Out-
	Shares Sold	Shares Repurchased	standing Shares
	(000)	(000)	(000)
The 9th Fiscal Year	218,871	188,753	575,994
(1/1/00-12/31/00)	(-)	(-)	(-)
The 10th Fiscal Year	183,844	146,839	612,999
(1/1/01-12/31/01)	(112,665)	(14,253)	(98,412)
The 11th Fiscal Year	206.210	108,975	710,234
(1/1/02-12/31/02)	(246,785)	(62,171)	(283,026)
The 12th Fiscal Year	335,738	120,340	925,632
(1/1/03-12/31/03)	(118,320)	(77,925)	(323,421)
The 13th Fiscal Year	324,989	148,108	1,102,513
(1/1/04-12/31/04)	(128,230)	(79,741)	(371,910)
The 14th Fiscal Year	287,422	397,028	992,906
(01/01/05-12/31/05)	(140,495)	(95,718)	(416,687)
The 15th Fiscal Year	331,762	177,927	1,146,741
(01/01/06-12/31/06)	(140,931)	(88,227)	(469,391)
The 16th Fiscal Year	448,734	176,070	1,419,405
(01/01/07-12/31/07)	(122,050)	(110,302)	(481,139)
The 17th Fiscal Year	708,727	319,034)	1,809,098
(01/01/08-12/31/08)	(76,330)	(89,766)	(467,703)
The 18th Fiscal Year	656,939	352,832	2,113,205,
(01/01/09-12/31/09)	(51,180)	(55,186)	(463,697)

PART IV.

SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST
(1)	Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Fund

     The trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the trustees have the power to do all things and execute all instruments as the trustees deem necessary, proper or desirable in order to promote the interests of the Trust.

     The number of trustees shall be from 1 to 15 as fixed from time to time by the trustees. If any vacancies shall exist, the remaining trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The trustees shall hold office during the lifetime of this Trust and until its termination or until he or she resigns, is removed or dies.

     The trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the trustees. The trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the board of trustees.

     Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of trustees as provided in Article IV, Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. dollar (and a fractional vote for each fractional dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

     Meetings of the Shareholders may be called by the trustees. A meeting of Shareholders may be held at any place designated by the trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.

     Except as otherwise provided by the 1940 Act or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

     The trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Trust. The By-Laws contemplate that the trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The trustees may elect or appoint such other officers or agents as the business of the Trust may require. The trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

     The trustees may in their discretion provide for regular or stated meeting of the trustees. Notice of regular or stated meetings need not be given. Meeting of the trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each trustee, or personally delivered to him at least one day before the meeting.

     A majority of the trustees present in person at any regular or special meeting of the trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the trustees may be taken by a majority of the trustees present at a meeting at which a quorum is present, or by written consent of all of the trustees.

     The Agreement and Declaration of Trust contains provisions for the indemnification of trustees, officers and Shareholders of the Trust under the circumstances and on the terms specified therein.

2. Description of Business and Outline of Operation

     The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained The Vanguard Group, Inc., as Investment Management Company, to render investment management services, JPMorgan Chase Bank, as Custodian, to hold the assets of the Fund in custody, and Vanguard to act as the Transfer and Dividend-Paying Agent.

3. Financial Conditions of the Management Company

Not Applicable.

4. Restrictions on Transactions with Interested Parties:

     The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the advisor, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

5. Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed by, among other things, a vote representing two-thirds of the total net asset value of all shares of the Fund. In the event of vacancy, the remaining trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The trustees may add to their number as they consider appropriate, provided, however, that the number of trustees shall in no event be more than 15. The trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the trustees then holding office.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is December 31.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAME, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(A) The Vanguard Group, Inc. (the “Investment Manager” and the “Transfer and Dividend-Paying Agent”)

(1) Amount of Capital as of the end of April, 2010

$250,000,000.00 (¥23.5 billion)

(2) Description of Business

Vanguard was established in 1974 under the laws of Pennsylvania and is registered as an investment advisor under the Investment Advisers Act of 1940. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Fifth Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard as contributions to Vanguard’s capitalization, and that there is no other limitation on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. At December 31, 2009, the Fund had contributed capital of $23,356,000 to Vanguard (included in Other Assets), representing 0.02% of the Fund’s net assets and 9.34% of Vanguard’s capitalization.

(B) JPMorgan Chase Bank (the “Custodian”)

(1) Amount of Capital as of December 31, 2009

Approximately $102 billion (unaudited) (approximately ¥9,595.1 billion)

(2) Description of Business

JPMorgan Chase Bank engages in business as a financial institution.

(C) Vanguard Investments Japan, Ltd. (the "Agent Company”)

(1) Amount of Capital:

¥ 293.5 million as of the end of April, 2010

(2) Description of Business:

Vanguard Investments Japan, Ltd., performs first financial instruments business in

Japan.

(D) Monex, Inc. (the “Distributor”)

(1) Amount of Capital:

Approximately ¥7.4 billion as of the end of March 2010

(2) Description of Business:

Monex, Inc. engages in business as a financial instruments firm in Japan.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(A) The Vanguard Group, Inc. (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)

Vanguard acts as investment manager and transfer and dividend-paying agent to the Fund.

(B) JPMorgan Chase Bank (the “Custodian”)

     JPMorgan Chase Bank serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.

(C) Vanguard Investments Japan, Ltd. (the "Agent Company")

Vanguard Investments Japan acts as the Agent Company in Japan.

(D) Monex, Inc. (the “Distributor”)

Monex, Inc. acts as the Distributor in Japan.

3. CAPITAL RELATIONSHIPS

     The Fund contributed 9.34% of the capitalization of Vanguard as of the end of December 2009.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

A. Outline of the Investment Trusts in Delaware

     Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware Code. See PART III. DETAILED INFORMATION OF THE FUND - Section I. -2 for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called "mutual funds".

B. The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

     A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

(1) Formation of a Delaware Statutory Trust

     A Delaware statutory trust is formed by a governing instrument (“Agreement and Declaration of Trust”) and the filing of a certificate of trust (“Certificate of Trust”) pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

     The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

     To become a registered mutual fund, a registration statement must be filed with the SEC under the 1933 Act and an election made under the 1940 Act.

(2) Issuance of Shares

     In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

(3) Management and Operation of a Mutual Fund

     Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment advisor. The requirements for becoming an investment advisor for a mutual fund are that the advisor must be a registered investment advisor under the Investment Advisers Act of 1940, and must have been approved by the board of trustees/directors of a fund and its shareholders. The investment advisor discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

     An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment advisor. An investment advisor generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a. Valuation of Assets

The fund’s net asset value per share is calculated each business day of the fund, and it is furnished to the National Association of Securities Dealers Automated Quotations (the “NASDAQ”). Major newspapers in the United States obtain the information from the NASDAQ and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

b. Sale, Redemption and Custody of Shares

(i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

(ii) Redemption of shares shall be made for one share or it’s multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

(iii) Custody of Shares

Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder, if available. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such certificates for shares are usually in the custody of the shareholders.

c. Outline of Disclosure Requirements

(i) Disclosure to shareholders

In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

(ii) Disclosure to the SEC

Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d. Shareholders' Rights and Procedures for the Exercise Thereof

Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

(i) Voting rights

Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund's Declaration of Trust, By-laws or any applicable law. Voting rights shall be exercised at a shareholders meeting, or without a meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

(ii) Redemption rights

Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

(iii) Right to receive dividends

Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction.

(vii) Rights with respect to the U.S. registration statement

The 1933 Act provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e. Related Company and Others

(i) Investment management company

The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment advisor under the Investment Advisers Act of 1940 and must have been approved by the board of trustees/directors of a fund and its shareholders.

(ii) Investment Advisor

The investment advisor is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment advisor are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

(iii) Underwriter-distributor

The underwriter-distributor is usually connected with the investment advisor, but this is not always the case. The underwriter-distributor must register as a broker-dealer with the SEC and must join the Financial Industry Regulatory Authority (FINRA).

(iv) Custodian

The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f. Governing Laws and Competent Authorities

(i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware statutory trust

A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the 1933 Act, the 1934 Act, the Blue Sky laws (state securities laws of the various states in the U.S.) and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

The substance of the governing law is as follows:

Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Statutory Trusts"))

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

Common Law

Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

Securities Act of 1933

The 1933 Act regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities market as well as extensive regulations relating to securities dealers.

The Internal Revenue Code of 1986

The Code provides for the qualification of a fund to be treated as a regulated investment company.

(ii) Outline of the Supervisory Authorities

A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

The SEC

(a) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(b) Suspension or revocation of registration as a registered investment company

(Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(c) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(e) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(f) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

State Securities Supervisory Authorities

(a) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(b) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g. Dissolution, Termination, etc.

(i) Dissolution and termination

Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's board of trustees, notification of shareholders and the filing of appropriate documents with the SEC. To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

(ii) Amendments to the trust agreements

Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 Act, by approval of the holders of a majority of the outstanding shares.

h. Taxation of the Delaware statutory trust

If a fund complies with the conditions contained in Section 851 of the Code, the fund will qualify as a regulated investment company. If a fund distributes all of its net investment income and net capital gains, if any, to shareholders annually, it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income. Net long-term gains distributions received by shareholders are taxable as long-term capital gains regardless of how long the shareholder has held the shares of the fund.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

No Share certificates of the Fund shall be issued.

V. MISCELLANEOUS

The ornamental design is used in cover page of the Japanese Prospectus.

[Omitted.]